UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-8416

Touchstone Variable Series Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202- 4203
(Address of principal executive offices) (Zip code)

Jill T. McGruder
303 Broadway, Suite 1100
Cincinnati, Ohio 45202- 4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

December 31, 2011

Annual Report

Touchstone Variable Series Trust

Touchstone Baron Small Cap Growth Fund

Touchstone Core Bond Fund

Touchstone High Yield Fund

Touchstone Large Cap Core Equity Fund

Touchstone Mid Cap Growth Fund

Touchstone Money Market Fund

Touchstone Third Avenue Value Fund

Touchstone Aggressive ETF Fund

Touchstone Conservative ETF Fund

Touchstone Enhanced ETF Fund

Touchstone Moderate ETF Fund

Table of Contents

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4 - 24
Tabular Presentation of Portfolios of Investments (Unaudited)	26 - 27
Portfolio Investments:
Touchstone Baron Small Cap Growth Fund	28
Touchstone Core Bond Fund	30
Touchstone High Yield Fund	36
Touchstone Large Cap Core Equity Fund	40
Touchstone Mid Cap Growth Fund	42
Touchstone Money Market Fund	43
Touchstone Third Avenue Value Fund	46
Touchstone Aggressive ETF Fund	47
Touchstone Conservative ETF Fund	48
Touchstone Enhanced ETF Fund	49
Touchstone Moderate ETF Fund	50
Statement of Assets and Liabilities	52 - 53
Statement of Operations	54 - 55
Statement of Changes in Net Assets	56 - 59
Financial Highlights	60 - 65
Notes to Financial Statements	66 - 78
Report of Independent Registered Public Accounting Firm	79
Other Items (Unaudited)	80 - 88
Management of the Trust (Unaudited)	89 - 92
Privacy Protection Policy	93

2

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Variable Series Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended December 31, 2011.

2011 was a challenging environment for investors. From a market capitalization and style perspective, large cap outpaced both small and mid-cap stocks, while growth outperformed across most asset classes. The U.S. equity markets outperformed both the developed and emerging international markets for the year. Interest rates remain low, and are forecasted to stay low throughout the next two years.

In the third quarter, U.S. and world equity markets suffered their worst losses since the 2008-09 financial crisis, while treasury yields fell to their lowest levels since that period. For many investors, the key issues impacting markets were whether the U.S. economy is headed for a “double dip” recession, what can policymakers do to avert one, and whether the financial crisis in Europe can be contained.

It is thought that the U.S. economy is not on the brink of recession. The equity market is pricing in a mild recession already but certainly not a severe recession along the lines of 2008-2009. It is generally believed, however, that risks have increased and the outcome will be dictated by policy responses in the U.S. and Europe. The myriad of forces at play, which have been building throughout this year, could reach a climax soon depending on the outcome of U.S. budget deliberations and actions European policymakers take to halt financial contagion.

We continue to believe that diversification is essential to balancing risk and return. We recommend that you continue to work with your financial professional to employ a sound asset allocation strategy that invests in a combination of stock, bond and money market mutual funds to help keep your financial strategy on course. It is critical to maintain a long-term approach to gain the full potential benefits of investing.

Touchstone is committed to helping investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers who are known and respected for proficiency in their specific areas of expertise. We hope that you will find the enclosed commentaries helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder
President

Touchstone Variable Series Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone Baron Small Cap Growth Fund

Sub-Advised by BAMCO, Inc.

Investment Philosophy and Process

The Touchstone Baron Small Cap Growth Fund primarily invests in common stocks of small-sized growth companies. The Fund’s sub-advisor, BAMCO, Inc. (“BAMCO”), seeks securities that it believes have (1) favorable price to value characteristics, are well managed, have significant long term growth prospects and have significant barriers to competition; and (2) the potential to increase in value at least 100% over the next four or five years. Securities are selected for their capital appreciation potential and investment income is not a consideration in BAMCO’s stock selection process.

Fund Performance and Market Review

The total return of the Touchstone Baron Small Cap Growth Fund was 4.84% for the year ended December 31, 2011. The total return of the Russell 2000 Growth Index was -2.91% for the same period.

The U.S. stock markets ended 2011 at almost the point at which they began.The U.S. stock markets rebounded in the fourth quarter following a sharp correction in the third quarter.The markets benefited from generally positive economic data and strong reported business results. We believe the primary reason for the rebound was that a number of economic indicators provided reassurance that a recession was not imminent, as had been feared in the fall.The markets, however, remain dominated by macro concerns. Daily headlines concerning developments in Europe have led to continued volatility.

Portfolio Review

During the year, the Fund’s favorable stock selection effect, and to a lesser extent, sector weightings, contributed to relative performance.

The Fund’s investments in Energy, Consumer Discretionary, and Industrials were the largest contributors to relative results for the year. Within Energy, strength in crude prices and opportunistic acquisition sled to outperformance of the majority of the Fund’s energy holdings, which contributed to positive stock selection effect. Among the largest contributors to relative performance within the sector were Southern Union Co. and Brigham Exploration. Within Consumer Discretionary, positive stock selection effect was largely the result of outperformance of Panera Bread Co. and Peet’s Coffee & Tea, Inc. Shares of Panera, a fast, casual restaurant concept, rose for the year on strong earnings and operating margin. Positive relative performance in apparel accessories, and luxury goods was the result of our focus on businesses with outstanding management and unique value-priced products with meaningful unit-growth potential, and that are benefiting from increasing global demand for luxury goods. Ralph Lauren Corp. and Under Armour, Inc. fared well during the year and significantly contributed to the Fund’s relative results. In Industrials, positive stock selection effect was mostly driven by outperformance of Generac Holdings, Inc. Genesee & Wyoming, Inc. was also a contributor to relative results. Genesee & Wyoming share prices increased during 2011 after the company reported double-digit growth and announced two large new acquisitions.

Industrial stocks rallied in the fourth quarter after pulling back sharply in the third quarter due to weak economic data. Industrial stock prices are highly sensitive to the macro outlook, yet not always indicative of the fundamentals of each company. We see pockets of strength in energy-oriented companies while industrial companies that are more geared towards government spending have a bit of a tougher outlook. We are invested in several high-quality companies that have been laying the groundwork so that they can capture growth by expanding marketing, sales, and product distribution. For example, Generac Holdings, Inc. a leading manufacturer of standby and portable generators for the residential, industrial, and commercial markets, performed well for the year as the company had strong second-half sales driven by severe power outages caused by seasonal storms. With 70%

4

Management's Discussion of Fund Performance (Continued)

market share in the residential standby generator market and only 2% market penetration, we believe that Generac has significant room to grow. Another absolute contributor was Colfax Corp., a supplier of industrial fluid-handling products. Its shares advanced as investors reacted favorably to its strong third-quarter earnings results and the potential earnings accretion from its pending acquisition of Charter International plc. Due to U.K. takeover rules, management has been unable to update yearly guidance for Colfax or comment on expectations for earnings accretion from the Charter deal. We continue to hold Colfax as we believe the stock remains undervalued relative to the substantial operational improvements expected at Charter. In addition, we are excited about and have confidence in management’s vision to create a multi-platform industrial company.

While the near-term macro backdrop is uncertain, over the long term we believe that global economic growth will generate higher demand in energy and that the industry will still be challenged to meet growing demand with new supply. We continue to see four trends in energy: 1) unconventional resource development, 2) increasing service intensity of finding, developing, and producing oil and gas, 3) deepwater and frontier exploration and development, and 4) global natural gas demand spurring additional development of gas resources around the world. The two largest absolute contributors within the Energy sector are Southern Union Co. and Brigham Exploration. Shares of Southern Union rose sharply on news of rival bids from Energy Transfer Equity L.P. and Williams Cos., and the company was ultimately sold to Energy Transfer Equity. Brigham Exploration, one of the largest operators in the Williston Basin, was also acquired this year by Statoil ASA, the Norwegian national oil company, driving the share prices higher.

The Fund’s investments in Health Care were the only meaningful detractors from relative performance during the year. Weakness in the sector was mainly attributable to underperformance of the Fund’s health care facilities holdings, led by hospital operator Community Health Systems, Inc. The company’s shares dropped in 2011 as a result of the company’s failed attempt to acquire Tenet Healthcare and the government’s investigation of its Medicare billing and hospital admissions practices.

Health Care performance for the year was weak due to continued high unemployment and low consumer confidence. For people with health insurance, employers are shifting more of the cost burden to employees, resulting in higher deductibles, co-payments and co-insurance. As a result, people are consuming less healthcare. We believe the winners will be healthcare companies that can reduce costs and enhance efficiency while improving patient outcomes and benefit from the aging of the population. For example, Edwards Lifesciences Corp. is a leading manufacturer of heart valves used in surgical and transcatheter heart-valve replacement. In early November, the company received regulatory approval for its transcatheter heart valve. The shares lost ground for the year, as it became clear that close government and medical association scrutiny, intended to ensure that physicians and medical centers are properly trained, will slow the introduction of these valves into surgical practice. We continue to have a positive view about the long-term global market potential for transcatheter valves and believe that Edwards will be a leader in the field for many years. The best performer in the sector was AMERIGROUP Corp., an HMO focused on people in government-sponsored programs. It increased significantly in 2011 as revenue is expected to grow more than 40% in 2012 on new business and an increased presence in New York, the result of a $1 billion Medicaid plan acquisition. We think AMERIGROUP has a significant growth opportunity in managed Medicaid as states seek ways to control their spending and budgets.

Strategy and Outlook

Although there are still U.S. fiscal issues and a somewhat dysfunctional government, we think the U.S. consumer has remained resilient and corporate America has remained strong. We think the balance sheets for the companies we own are solid, and businesses are equipped with ample capital to fund growth opportunities, make acquisitions, and/or return capital to shareholders. Though there is momentum at present, we think we are in for a period of modest general economic growth. Even in this environment, we believe the businesses in which we have

5

Management's Discussion of Fund Performance (Continued)

invested can grow earnings and accrete value. We do not believe this growth is reflected in the trading multiples, so we expect multiple expansions in the future when the focus of the markets returns to fundamentals.

We believe that current stock market valuations are compelling. U.S. interest rates remain near historically low levels, and the fixed income markets offer limited inflation-adjusted returns. There are important trends occurring in several industries that we believe offer growth opportunities over the next few years independent of normal business cycles. In our search for new companies, we seek businesses with visionary leaders that are separating themselves from competitors through efficient operations, strong balance sheets, unique assets or properties and, in many cases, innovative and game-changing technology.

6

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Baron Small Cap Growth Fund and the Russell 2000® Growth Index

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on December 14, 1992.

7

Management's Discussion of Fund Performance (Continued)

Touchstone Core Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy and Process

The Touchstone Core Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund’s portfolio. A disciplined sector allocation process is followed in order to build a broadly diversified portfolio of bonds.

Fund Performance and Market Overview

The total return of the Touchstone Core Bond Fund was 8.45% for the year ended December 31, 2011. The total return of the Barclays Capital U.S. Aggregate Bond Index was 7.84% for the same period.

Performance was primarily driven by a lower and flatter yield curve and volatility in the non-Treasury markets. Interest rates fell and the yield curve flattened during the past year, with long-term rates falling more than short-term. Economic growth disappointed expectations in early 2011 as many temporary factors negatively impacted the U.S. and sovereign concerns in the eurozone intensified. The Federal Reserve (the Fed) contributed to this drop in rates as it refined guidance by indicating it would keep short-term interest rates low for the next two years. In addition, near the end of the third quarter, the Fed announced the sale of short-term Treasuries and the purchase of long-term Treasuries in an effort to reduce long-term rates (or keep long-term rates low). The change in interest rates was a positive for the Fund’s performance, with the largest impact coming from the holdings of long-term Treasuries during the third quarter, while the flattening of the yield curve had a negative impact on performance. Opportunistic use of Treasury inflation protected securities (TIPS) also made a positive contribution to performance over the year.

Portfolio Review

Residential mortgage-backed securities (RMBS) underperformed in 2011, and the Fund’s underweight position in this sector was a slight positive for performance. Commercial mortgage-backed securities (CMBS) fared better, outperforming for the year. The Fund was overweight this sector during the entire year, which was a positive factor for performance. In addition, the security selection within the CMBS sector had a positive impact on performance.

Corporate bonds underperformed significantly in 2011 as risk aversion increased as the eurozone crisis intensified and added significant uncertainty to the economic outlook. The Financial sector performed the worst as the market feared that further weakness in the eurozone could negatively impact access to markets for U.S. and European financial institutions. The Fund’s weighting to the sector was neutral for much of the year; however, it was underweight the banking industry, which positively impacted performance. The High Yield sector underperformed during 2011, but the Fund’s allocation to High Yield was a positive factor due to tactical shifts made throughout the year and a positive impact from security selection. The allocation was reduced in the first quarter of 2011, and was increased slightly in the fourth quarter. The Fund continues to hold a position in the High Yield sector given the high level of defaults built in to High Yield prices and our outlook for modest economic growth.

Strategy and Outlook

In positioning the Fund for the coming year, we are mindful that one year ago investors were optimistic about the U.S. and global economy, but have since turned cautious in the wake of all that has transpired. In our opinion, markets are now priced for subdued U.S. growth, a mild recession in Europe, and a soft landing in

8

Management's Discussion of Fund Performance (Continued)

China. We believe these are reasonable expectations and they constitute the base case of our economic outlook. We are also cognizant of events that could alter the outlook materially, including the possibility of a financial crisis in Europe, a more protracted slowdown in China, and the threat of oil-supply disruptions in the Middle East. These developments are not priced into markets, and undoubtedly would provoke a flight to quality. On the positive side, we see increased signs that the U.S. economy has made steady progress adjusting to the 2008-09 financial crisis. While we are uncertain when the U.S. economy will accelerate, we suspect a sustained upturn may be closer than market participants currently anticipate, in which case risk assets would likely rally and long-term bond yields would surge. Given this outlook, we anticipate that short- and long-term interest rates are unlikely to change materially from current levels over the next several months, economic growth will continue at a sub-par pace (+2 percent), core inflation will remain low (1-2 percent) and economic conditions will be supportive of an overall overweight to non-Treasury sectors. On our part, we plan to position the Fund with interest rate risk close to that of the benchmark and continue to opportunistically invest in TIPS. We continue to view the U.S. Treasury and government-related sectors (including Agencies) as relatively unattractive on a long-term basis. We intend to maintain a neutral position versus the benchmark in investment-grade corporate bonds and maintain a significant overweight to the CMBS and High Yield sectors to take advantage of the yield these sectors offer.

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Core Bond Fund and the Barclays Capital U.S. Aggregate Bond Index

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on January 1, 1999.

9

Management's Discussion of Fund Performance (Continued)

Touchstone High Yield Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy and Process

The Touchstone High Yield Fund seeks high current income and capital appreciation by primarily investing in non-investment grade securities. The Fund emphasizes the higher-quality segment of the high yield market. It utilizes a research process designed to maximize risk-adjusted returns by avoiding lower-rated securities.

Fund Performance and Market Overview

The total return of the Touchstone High Yield Fund was 6.08% for the year ended December 31, 2011. The total return of the BofA Merrill Lynch U.S. High Yield Cash Pay Index was 4.50% for the same period.

After a very volatile third calendar quarter with materially negative returns, the High Yield market rallied in the fourth calendar quarter.The difference in yield between Treasury securities and comparable high yield securities was 708 basis points at the end of the year, increasing over 170 basis points throughout the year. The Fund’s higher quality bias coupled with strong security selection allowed it to outperform the market.

Portfolio Review

Although the year began with a continuation of the two-year High Yield rally, significant volatility returned to the market mid-year. Concerns that the U.S. was going to fall back into a recession, the potential for higher default rates and considerable uncertainty surrounding developments in Europe all resulted in a significant increase in risk premiums in all risky asset classes. In this environment, higher quality BB-rated securities performed best while the lower quality CCC-rated securities had the worst performance. In fact, the total return of CCC-rated securities was actually negative, more than 580 basis points below the whole market. The Fund had significant contribution within the Energy sector, including considerable outperformance from Petrohawk Energy Corp., which was purchased by BHP Billiton Ltd. Additionally, Helix Energy Solutions Group Inc. was upgraded by the credit rating agencies and outperformed accordingly. Performance contributors also included Insight Communications Co. Inc., which announced its intent to be purchased by Time Warner Cable Inc. The Fund continues to benefit from the lack of exposure to Bank & Thrifts and Diversified Financials. Conversely, it was hurt by the lack of exposure to Ford Motor Company which began to attract interest from Investment Grade bond managers anticipating an upgrade by the rating agencies.

Strategy and Outlook

Looking back on the events of 2011, financial markets were dominated by two major developments: an end to the bull rally in global equities in spring that was followed by a period of market turbulence and a downward shift in the treasury yield curve that sent interest rates to new lows. These market moves, in turn, reflected a loss of confidence in economic and political leadership on both sides of the Atlantic. Problems in the U.S. were compounded by the spreading crisis in the eurozone, as yields on government debt surged not only for small countries in the periphery such as Greece and Portugal, but also for larger ones such as Italy and Spain. Just when it appeared the authorities had bought time by negotiating a 50 percent haircut on Greek debt, the European game-plan unraveled when the Greek government announced it would seek a political referendum. The upshot was that European officials for the first time acknowledged it was possible for a member of the eurozone to opt out, which raised new questions about the viability of the European Union (EU).

While some confidence in U.S. capital markets certainly returned in the fourth calendar quarter, considerable uncertainty remains. Market participants are now concerned with a variety of considerations including the ability of the U.S. to avoid a recession and the ability of political leaders on both sides of the Atlantic to avoid deadlock and resolve long-term fiscal problems. We feel that the United States can avoid a recession because

10

Management's Discussion of Fund Performance (Continued)

we do not see many of the typical excesses in the economy that tend to lead to a recession. Consumer spending is growing moderately and debt service burdens have been eased by record low interest rates. Spending on housing and autos – the most cyclically sensitive areas of the economy – continues to be abnormally low and do not appear to be near a bubble. While business investment spending has accelerated, it is far from excessive even though companies are enjoying record profits with very clean balance sheets. Finally, while unemployment does remain high, the trend in weekly jobless claims is decidedly lower. However, while the U.S. economy has regained momentum, conditions outside the U.S. (most notably in Europe and China) have deteriorated.

As for the ability of politicians to overcome deadlock and resolve long-term fiscal problems, we are less confident. With no prospect for growth on the horizon, it is difficult to be optimistic about Europe’s prospects, although we continue to believe European leaders will do what it takes to avoid a break-up of the eurozone. The most encouraging development is that the European Central Bank has stepped up its financing to the banking system, including initiating an unprecedented three-year refinancing operation at very low interest rates. As for the United States, there is no solution in sight due to gridlock between the two political parties. This already has resulted in a downgrade of U.S. Treasury debt by Standard and Poor’s, and the rating agencies could embark on a new round of downgrades if the impasse is not broken after the 2012 elections. In the meantime, failure to resolve the political dispute in the U.S. and the sovereign debt problems in the eurozone will continue to weigh on markets and contribute to unusually high volatility. In our opinion, markets are now priced for subdued U.S. growth, a mild recession in Europe, and a soft landing in China. We believe these are reasonable expectations, and they constitute the base case of our economic outlook.

While this outlook is hardly robust, it appears adequate to support the High Yield market. Even if economic growth turns negative, we expect any contraction to be shallow and short-lived. More importantly, default rates continue to decline and are expected to remain low, around 2 percent, throughout 2012. This level is down from 3.3 percent at year-end 2010 and significantly lower than 2009 peak of 13 percent. Strong corporate earnings, healthy balance sheets, considerable access to capital and reduced debt amortization all support this accommodative default forecast. Valuations are currently attractive in High Yield and the yields of comparable High Yield securities versus U.S. Treasury are comfortably above the long-term average. Additionally, current spreads are pricing in a default rate of 5 percent to 6 percent, a level that we do not think is in the cards.

The strength of Fort Washington’s High Yield strategy has historically been fundamental credit analysis with particular emphasis on avoiding problem credits. We believe this will continue to add value as negative credit events may have a material impact on returns in this challenging investment environment. We believe this core competency will provide considerable value to the Fund’s shareholders. We will continue to construct the Fund to be designed to exhibit less volatility than the broad market and seek to deliver attractive risk-adjusted returns. The Fund’s style is designed for performance over a full market cycle with focus on protecting principal in down markets, a style that we believe will outperform over the long-term.

11

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone High Yield Fund and the BofA Merrill Lynch U.S. High Yield Cash Pay Index

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

12

Management's Discussion of Fund Performance (Continued)

Touchstone Large Cap Core Equity Fund

Sub-Advised by Todd-Veredus Asset Management LLC.

Investment Philosophy and Process

TheTouchstone Large Cap Core Equity Fund primarily invests in common stocks of large capitalization companies. The Fund’s sub-advisor, Todd-Veredus Asset Management LLC (“Todd-Veredus”), selects stocks that it believes are attractively valued with active catalysts in place. Todd-Veredus uses a database of 4,000 stocks from which to choose the companies that will be selected for the Fund’s portfolio. As a result, the portfolio generally consists of 40-60 positions. Todd-Veredus’s selection process is expected to cause the Fund’s portfolio to have some of the following characteristics: attractive relative value, unrecognized earnings potential, above-average market capitalization, seasoned management and dominant industry position.

Fund Performance and Market Overview

The total return of the Touchstone Large Cap Core Equity Fund was 3.02% for the year ended December 31, 2011. The total return of the Russell 1000 Index was 1.50% for the same period.

For the full year, market return characteristics were very different than either the fourth quarter or almost any other quarter we have seen. The worst characteristics for the year were among the best for the fourth quarter. We believe this illustrates the volatile nature of 2011. Sentiment in the beginning of the year was that an economic recovery was at hand, and that feeling evaporated in the third quarter as uncertainty surrounding developments in Europe prompted a 20% decline during August. Late in the year, there was renewed optimism among investors that the economy was recovering, but unlike in the first part of the year, this optimism was more tempered, focusing on valuations instead of other economic indicators. For the full year, the higher quality, “show me” stocks with cash to distribute to shareholders, good profitability and visibility of earnings were the winners. Our style tends to emphasize stocks that possess these qualities.

Portfolio Review

The Fund’s emphasis on quality and valuation, as well as our economically sensitive emphasis during the August bear market, helped the Fund’s performance. Stock selection drove almost all of the Fund’s performance. Stock selection and an underweight in Financials as well as stock selection in Energy and Consumer Discretionary contributed to performance. The Fund’s stock selection in Information Technology, Industrials and Health Care detracted from performance.

The top five contributors to Fund performance during the year were Philip Morris International Inc., Ross Stores Inc., McDonalds Corp., United Health and Marathon Oil Corp. The Fund continues to hold all of these stocks. The five stocks detractors were AFLAC Inc., MetLife Inc.,Target Corp., Oracle Corp. and Broadcom Corp. The Fund’s leaders and laggards are from various sectors and are held by the Fund for many different reasons. It is difficult to pick one theme that caused either leadership or underperformance. We find this encouraging as it indicates to us we are in a stock-pickers market.

Economic statistics lead us to conclude that the recovery is likely to be durable and sustainable. To capitalize on this, the Fund is overweight the Consumer Discretionary and Industrials sectors. The Fund is underweight the Financials and Consumer Staples sectors. Regulations are likely to remain an issue for banks, although when investors become less concerned about European defaults, a strong rally could occur. We are looking within the Financials Sector for a potential increase in the sector’s weight. The Fund is not likely to increase the weight of Consumer Staples, as input costs remain an issue. We are examining Health Care for an increase it its weight, as the group consistently ranks among the best in our multi-factor ranking models.

13

Management's Discussion of Fund Performance (Continued)

Strategy and Outlook

We believe the U.S. equity market is setting the stage for better performance for the next two years. Other important trends that we see include a reinvigoration of the industrial base, a continuation in the growth of net exports, and a frugal consumer who is busy getting his or her fiscal house in order. All of these trends make a case for increased competition of U.S. businesses and consumers. On the negative side, there is still excess spending at the government level that will need to be addressed, though we suspect that some progress will be made on that front in the coming years. Investors are still somewhat cautious in their moves and only willing to buy where valuation looks good. We think that this will remain the case for the next few quarters as investors appear reluctant to fully embrace the idea that an economic recovery is sustainable. In summary, worldwide economies suffered headwinds last year. Markets have been volatile as a result of this, and that volatility may persist.

We believe that economies worldwide have decoupled. Emerging Markets should see renewed growth, especially as they focus on the consumption side of their economies. The U.S. should continue to see economic growth, but Europe is likely to suffer a self-imposed recession. We believe that markets worldwide will have a better year in 2012 than in 2011 if European problems do not migrate abroad and low rates force investors to consider income alternatives aside from traditional bonds.

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Large Cap Core Equity Fund and the Russell 1000® Index

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

14

Management's Discussion of Fund Performance (Continued)

Touchstone Mid Cap Growth Fund

Sub-Advised by TCW Investment Management Company, LLC (through February 22, 2011) and Westfield Capital Management Company, L.P.

Investment Philosophy and Process

The Touchstone Mid Cap Growth Fund seeks capital appreciation by investing primarily in stocks of domestic mid-cap companies that are believed to have a demonstrated record of achievement with excellent prospects for earnings growth over a 1- to 3-year period. Securities are chosen that are believed to be reasonably priced with high forecasted earnings potential after in-depth fundamental analysis of a company’s financial statements, interviews with management, assessment of a company’s operations and product development as well as consideration of the company’s industry category.

Fund Performance and Market Overview

The total return of the Touchstone Mid Cap Growth Fund was -11.33% for the year ended December 31, 2011. The total return of the Russell Midcap® Growth Index was -1.65% for the same period.

We found that companies demonstrating relative certainty and predictability performed the best during 2011. We, as a firm, tend to gravitate toward companies with improving operating margins and misunderstood franchises where we project meaningful improvement in free cash flow growth. In general terms, the stocks that worked best in 2011 were either income or expensive. Investors were willing to pay high price-to-earnings multiples for visible, protected growth. We generally do not buy slow, predictable growers with the highest multiple of earnings. These stocks led in 2011 and made new highs, while less expensive companies with prospective growth potential were punished due to fears of collapse of the European Union and uncertainty about the pace of global economic growth. We had little to no exposure to the best performing parts of the market in 2011 –like Consumer Staples, Utilities and REITs – because in most cases the leadership stocks would not meet Westfield’s growth-at-a-reasonable-price style. Additionally, we underestimated the strength of the U.S. consumer. In the face of market and media fear that the 2008 stock market decline was repeating itself, we held the contrarian belief that growth was merely moderating and that the domestic economy would reaccelerate, albeit modestly. While this was an accurate view, we miscalculated the impact on investor psychology and the degree of aversion to any uncertainty or risk.

The Fund’s portfolio generated relative gains within the Industrials, Consumer Staples, and Financials sectors; however, these sectors’positive impact was offset by stock-specific weakness in the Health Care, Energy, Materials, and Information Technology sectors.

Portfolio Review

The Industrials sector contributed to relative results. Particular strength was evident in the aerospace and defense and industrial machinery sub-industries.The Fund’s portfolio is now equal weight Industrials, with investments in some early-cycle areas like trucking and construction-related stocks. J.B. Hunt Transport Services Inc. and Stanley Black & Decker Inc., for example, were purchased in the last quarter of the year. J.B. Hunt is the premier intermodal (truck and rail combination) freight carrier in the U.S. In our opinion, this is the secular growth segment of the trucking market and the company’s early entry into the intermodal freight market has allowed it to lock in favorable contracts with its railroad partners. Stanley manufactures industrial tools, and one of the reasons why we like the company is its significant leverage to improving U.S. construction. Stanley’s 2010 merger with Black & Decker was wildly accretive and the company’s future revenues should benefit from the merger synergies, a strong pipeline of new products, and pricing offsetting inflation.

The Consumer Staples sector contributed to relative results, helped by investments within packaged foods and meats. Ralcorp Holdings Inc., a leading player in the private label food industry, surged in April after packaged

15

Management's Discussion of Fund Performance (Continued)

foods manufacturer ConAgra Foods, Inc. made a bid to acquire the company. Green Mountain Coffee Roasters Inc., which manufactures Keurig coffee brewers and single-serve ‘K-Cups’ coffee pods, was one of the top contributors to the Fund portfolio’s return. We continue to think that the company represents a unique, open-ended growth story; however, we exited our position in December, as we were concerned that the heightened investor scrutiny of this high-expectations stock would put pressure on its near-term returns.

The Health Care sector detracted from active results. Dendreon Corp., which developed and markets the first cancer vaccine, Provenge, was one major detractor. Our investment thesis was based on the commercialization of Provenge, which has been approved by the FDA for the treatment of prostate cancer and is shown to significantly increase survival in patients who have failed existing therapies. While the summer selloff was harsh for many biotechnology stocks, Dendreon was hit particularly hard after releasing weak data around the time of the August “risk-off” trade. Investors were disappointed by evidence of lingering insurance reimbursement concerns, the company’s difficulty identifying suitable patients, and supply chain issues. While we still believe Provenge has potential, investor sentiment is likely to be a headwind, and we consequently sold our shares.

The Information Technology sector was a source of relative underperformance. While there were quite a few strong performers in the sector, including Alliance Data Systems Corp., Alcatel-Lucent ADS, Brocade Communications Systems Inc. and F5 Networks Inc., one investment in the application software sub-industry, Longtop Financial Technologies Ltd., contributed to the majority of the performance shortfall. Longtop is a provider of software and IT services in China. A position was established in the stock in September 2010 after meeting with the CEO and CFO, based on our belief that Longtop would play a critical role in the financial modernization of Chinese banks. The company had the leading market position in China, relationships with four top Chinese banks, and was rapidly growing in the smaller bank and insurance markets. In May of 2011, the company announced the resignation of its auditor and the CFO as the result of identified falsity of the company’s financial records and other associated transgressions. Trading of the stock was halted, and the stock was eventually sold out of the Fund’s portfolio in August, when trading in the shares resumed.

Stocks within the Energy sector had a negative impact on relative returns. In 2011, we witnessed extreme volatility in the Energy space. Unrest in the Middle East in the early part of the year was a key factor, as Libya’s civil war alone decreased world oil production by 1.3 million barrels a day in an already tight capacity market. Brent Crude oil prices shot up to $125 a barrel in April, making three-year highs. As oil prices rose, Energy stocks were hit with market trepidations about multiple macro risks including the effect of commodity inflation on the economy. Weatherford International Ltd., in particular, was a disappointing holding for the Fund’s portfolio over the past year. Weatherford provides oilfield-related services globally, and its growth is correlated with a rising global Gross Domestic Product (GDP), particularly in emerging economies. Middle East and North Africa dislocations and weather across several regions had a significant negative impact onWeatherford’s international revenues and margins. The Fund portfolio’s holdings within the coal and consumable fuels sub-industry, which drastically lagged the index sector overall, also negatively impacted relative performance. Alpha Natural Resources Inc. underperformed due in part to the perceived risk associated with Alpha finalizing its Massey Energy Co. acquisition. While we remain bullish on the prospects for secular demand growth for coal given its importance to power generation in emerging markets, we sold our shares in the stock.

The Materials sector detracted from comparative performance. In general, late 2011 was a difficult time for the Materials sector. Slowing global demand and sovereign debt risks drove investors out of this high beta sector. We continue to like the group, focusing on companies facing structural shifts and long-term growth opportunities. Importantly, many of the portfolio’s holdings in the sector have been trading below the replacement value of their assets, providing an attractive risk/reward combination. Rare earth mineral company Molycorp Inc. was the portfolio’s weakest holding in the sector. The company reported disappointing second quarter production and lowered forward guidance. Focusing on the company-specific competitive advantages, we also underestimated

16

Management's Discussion of Fund Performance (Continued)

the pace and severity of price declines for rare earth oxides due to global growth deceleration and customer inventory drawdowns. As a result, we sold our shares.

Strategy and Outlook

Looking forward, we are likely to be in a slow growth, de-leveraging environment for some time where the best stewards of capital will prove to be the biggest winners. The best performing stocks in 2011 were high dividend payers. However, we do not intend to buy stocks just because of a dividend yield. We will focus on identifying leadership companies that are growing organically, buying back stock, and raising their returns on invested capital, because we are convinced these kinds of companies will outperform for the foreseeable future. Sustainable growth comes with accelerating free cash flow and Return on Invested Capital (ROIC) – factors that have gained greater importance in our analysis and in the current market. We have also developed a major new growth theme related to domestically-oriented replacement cycles in transportation, repair and maintenance, and housing. While we agree that rising middle classes in emerging markets will continue to drive demand for energy and high value manufactured goods, we think that companies benefiting from the domestic economy will generate better returns in the near-term.

Beta is a measure of the volatility of a portfolio relative to its benchmark.

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Mid Cap Growth Fund and the Russell Midcap® Growth Index

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

17

Management's Discussion of Fund Performance (Continued)

Touchstone Third Avenue Value Fund

Sub-Advised by Third Avenue Management, LLC

Investment Philosophy and Process

The Touchstone Third Avenue Value Fund primarily invests in common stocks of common stocks of well-financed companies (meaning companies believed to have high quality assets and a relative absence of liabilities) at a discount to what the Fund’s sub-advisor, Third Avenue Management LLC (“TAM”), believes is their intrinsic value. Third Avenue analyzes companies from the bottom up, focusing on business fundamentals such as competent management teams and strong long-term growth prospects.

Fund Performance and Market Overview

The total return of the Touchstone Third Avenue Value Fund was -15.31% for the year ended December 31, 2011. The total return of the Russell 3000 Value Index was -0.10% for same period.

In 2011, markets exhibited high instances of volatility and a high degree of correlation between stocks in various industries and geographies, as well as between asset classes. Both appear to have been the result of “fear trading” around several global and macroeconomic issues. At the start of the year, investors were confronted with the earthquake, tsunami and subsequent nuclear disaster in Japan. Concurrently, and picking up speed soon after, global markets were rocked by uncertainties resulting from the “Arab Spring” protests. At the start of August, Standard and Poor’s took the unprecedented step of downgrading U.S. Treasury debt. The Euro zone sovereign debt issues, which were years in the making, reached a series of pivotal, end of the year moments. Meanwhile, inflation-fighting tight monetary policies in India and China dampened some investor’s optimism about continued growing demand from the emerging markets.

Portfolio Review

2011 was marked by a massive divergence between the business performance and the stock performance of the companies in whose common stocks the Fund is invested. This has been most notable among its Hong Kong-based Real Estate and Investment Companies. 2011 would seem like a terrible year, if measured only by the common stock performance of these companies. However, the underlying businesses have actually performed well. Despite headwinds from government measures to curb residential housing prices in both Hong Kong and China, the companies have generated strong property development operating margins and continued net asset value (“NAV”) growth. These investments are Wheelock & Company Ltd., Henderson Land Development Ltd. and Cheung Kong Holdings Ltd. Each delivered strong business performance in 2011 and we believe that the stocks were victims of a macro trade away from China, which should reverse itself as the market takes notice of fundamentals.

The largest performance detractor was Wheelock & Co., a Hong Kong-based Real Estate and Investment Company. The stock price decline during the quarter appears to have been driven by tightening measures being imposed on the residential property markets in both Hong Kong and China. Nevertheless,Wheelock’s business fundamentals seem to remain healthy, particularly considering their larger exposure to the Hong Kong commercial real estate market, which remains strong.

Another significant detractor for the year was Henderson Land Development. Henderson delivered strong operating results this year and has a business that is quite diverse (it has a 40% ownership stake in Hong Kong & China Gas), although its market price did not reflect these strenghts.

The strongest performance contributors came from companies in the Energy sector, Bronco Drilling and Cimarex Energy Co. Bronco Drilling was sold to Chesapeake Energy Corp. for $315 million in June, at an attractive price. We sold Cimarex Energy as the stock had reached its full valuation. In all, we sold five positions during

18

Management's Discussion of Fund Performance (Continued)

the year, either on valuation or to allocate capital to higher conviction ideas. We added Consumer Discretionary clothing retailer American Eagle Outfitters Inc., Information Technology financial services firm Broadridge Financial Solutions, Inc. and Consumer Discretionary sports, media and entertainment company The Madison Square Garden Company.

Strategy and Outlook

The global economy appears to have entered another period of turbulence in late 2011 driven primarily by sovereign debt issues in Europe. Despite this challenging macro environment, the Fund’s holdings appear likely to continue generating attractive NAV growth over the next three to seven years, particularly if they can use their strong financial positions to make opportunistic investments as they have in the past. With discounts to NAV at historically wide levels, we believe that stock prices should, at a minimum, appreciate along with NAV growth over this period.

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Third Avenue Value Fund and the Russell 3000® Value Index

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on December 14, 1992.

19

Management's Discussion of Fund Performance (Continued)

Touchstone ETF Funds

Sub-Advised by Todd-Veredus Asset Management LLC.

Touchstone Aggressive ETF Fund

Touchstone Conservative ETF Fund

Touchstone Enhanced ETF Fund

Touchstone Moderate ETF Fund

Investment Philosophy and Process

Four Exchanged Traded Funds (ETFs) are available for investors seeking “lifestyle” products for their annuity holdings. Strategic options include the Conservative, Moderate and Aggressive ETF Funds. These funds use asset allocations of up to nine ETFs that should not change dramatically over time, with higher bond weights for the more conservative funds, and lower bond weights for the more aggressive funds. The fourth option, the Enhanced ETF Fund, employs tactical asset allocation in an effort to generate better returns.

Performance and Market Overview

Each of the Touchstone ETF Funds underperformed their respective benchmarks during the trailing twelve month period ended December 31, 2011 against a difficult backdrop with volatile markets. The Touchstone Conservative ETF Fund’s total return was 3.44% for the year ended December 31, 2011. The total return of the Barclays Capital U.S. Aggregate Bond Index was 7.84% for the same period. The Touchstone Moderate ETF Fund’s total return was 1.84%, the Touchstone Aggressive ETF Fund -0.05%, and the Touchstone Enhanced ETF Fund’s total return was -4.01% for the year ended December 31, 2011. The total return of the S&P Composite 1500 Index was 1.75% for the same period. The specific blended benchmark returns were 6.00% for the Conservative ETF Fund, 4.49% for the Moderate ETF Fund, 3.17% for the Aggressive ETF Fund, and 2.47% for the Enhanced ETF Fund.

The fourth quarter news was highlighted by the politics of the sovereign debt crisis in Europe. Lack of leadership by politicians and European central bankers caused uncertainty creating volatility. Last year was economically sound for the U.S. and Emerging Markets, though somewhat less so for Europe. Annual equity returns were poor across all markets as the fear of European financial contagion kept a lid on stocks. We suspect that 2012 will be a better year as Emerging Markets are starting to stimulate their economies. Emerging Markets tend to be leading indicators for developed markets, and lower rates generally lead to better stock markets.

Portfolio Review

The strategically-oriented Conservative, Moderate and Aggressive Funds’ asset allocations have favored mid-and smaller-capitalization indexes versus the larger ones. The Funds also maintained exposure to international stocks, though it was lowered slightly when the Fund’s portfolio allocations were rebalanced last May. Within the U.S. styles, the Funds favored value slightly more than growth. International indexes underperformed domestic indexes by a wide margin. The growth indexes generally outperformed their value counterparts for the full year. International weakness was the primary reason for the underperformance of the strategically-oriented funds versus their benchmarks for the year.

The Enhanced ETF Fund uses a formula to determine which areas to overweight or underweight. We recently rebalanced this account, and the areas the model overweighted were the growth and fixed income sectors. For the year, we have found that the relative strength methodology that the Fund uses has fallen out of favor. We believe this is a short-term phenomenon and should return to a normal pattern in the future.

20

Management's Discussion of Fund Performance (Continued)

Strategy and Outlook

There are a number of themes to be aware of that should play out over the coming year. Worldwide economies suffered headwinds last year. Markets have been volatile as a result of this, and that volatility may persist. We believe that economies worldwide have decoupled. Emerging Markets should see renewed growth, especially as they focus on the consumption side of their economies. The U.S. should continue to see economic growth, but Europe is likely to suffer a self-imposed recession. European financial problems may only slowly improve, as politicians try to avoid relinquishing fiscal control to the European Union. Small progress will be grudgingly achieved. Politics remains at the forefront, as countries representing 45% of worldwide GDP are slated to have elections this year.

We believe that markets worldwide will probably have a better year in 2012 than in 2011 if European problems do not migrate abroad, and if low rates force investors to consider income alternatives aside from traditional bonds.

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Aggressive ETF Fund, the S&P Composite 1500 Index (Major Index)
and the Blend: 80% S&P Composite 1500 Index/20% Barclays Capital Aggregate Bond Index
(Minor Index)

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on July 16, 2004.

21

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Conservative ETF Fund, the Barclays Capital Aggregate Bond Index (Major Index)
and the Blend: 35% S&P Composite 1500 Index (Minor Index)/65% Barclays Capital Aggregate
Bond Index

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on July 16, 2004.

22

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Enhanced ETF Fund, the S&P Composite 1500 Index (Major Index)
and the Blend: 90% S&P Composite 1500 Index/10% Barclays Capital Aggregate Bond Index
(Minor Index)

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on July 16, 2004.

23

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Moderate ETF Fund, the S&P Composite 1500 Index (Major Index)
and the Blend: 60% S&P Composite 1500 Index/40% Barclays Capital Aggregate Bond Index
(Minor Index)

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on July 16, 2004.

24

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Tabular Presentation of Portfolios of Investments (Unaudited)

December 31, 2011

Touchstone Baron Small Cap Growth Fund
Sector Allocation	(% of Net Assets)
Consumer Discretionary	32.9%
Industrials	14.6
Financials	14.6
Health Care	7.8
Information Technology	7.5
Energy	7.1
Consumer Staples	4.9
Utilities	3.9
Telecommunication Services	1.6
Materials	0.5
Investment Funds	11.9
Other Assets/Liabilities (Net)	(7.3)
Total	100.0%

Touchstone High Yield Fund
Credit Quality*	(% of Net Assets)
BBB	0.6%
BB	28.4
B	64.7
CCC	5.0
NR	0.3
Other Assets/Liabilities (Net)	1.0
Total	100.0%

Touchstone Core Bond Fund
Credit Quality*	(% of Total Investments)
AAA	61.3%
AA	3.3
A	6.9
BBB	12.3
BB	4.8
B	8.5
CCC	2.1
CC	0.4
C or Lower	0.4
Total	100.0%

Touchstone Large Cap Core Equity Fund
Sector Allocation	(% of Net Assets)
Information Technology	19.2%
Industrials	13.5
Consumer Discretionary	12.9
Financials	12.6
Health Care	11.6
Energy	11.6
Consumer Staples	7.3
Materials	4.6
Utilities	2.7
Telecommunication Services	2.6
Investment Funds	2.9
Other Assets/Liabilities (Net)	(1.5)
Total	100.0%

26

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Mid Cap Growth Fund
Sector Allocation	(% of Net Assets)
Information Technology	24.5%
Industrials	15.3
Consumer Discretionary	14.6
Energy	13.6
Health Care	11.0
Materials	8.9
Financials	7.0
Consumer Staples	2.9
Telecommunication Services	1.2
Other Assets/Liabilities (Net)	1.0
Total	100.0%

Touchstone Third Avenue Value Fund
Sector Allocation	(% of Net Assets)
Financials	43.3%
Energy	14.7
Materials	13.1
Consumer Discretionary	11.7
Information Technology	11.5
Health Care	1.8
Investment Funds	12.5
Other Assets/Liabilities (Net)	(8.6)
Total	100.0%

Touchstone Conservative ETF Fund
Sector Allocation	(% of Net Assets)
Exchange Traded Funds	98.6%
Investment Funds	4.4
Other Assets/Liabilities (Net)	(3.0)
Total	100.0%

Touchstone Moderate ETF
Sector Allocation	(% of Net Assets)
Exchange Traded Funds	98.7%
Investment Funds	6.0
Other Assets/Liabilities (Net)	(4.7)
Total	100.0%

Touchstone Money Market Fund
Credit Quality	(% of Total Investments)
A-1/P-1/F-1	94.6%
FW1(NR)	5.4
Total	100.0%
Portfolio Allocation	(% of Net Assets)
Variable Rate Demand Notes	57.4%
Corporate Bonds	12.7
Municipal Bonds	11.8
U.S. Government Agency
Obligations	11.6
Time Deposits	2.2
Repurchase Agreement	4.4
Other Assets/Liabiliaties (Net)	(0.1)
Total	100.0%

Touchstone Aggressive ETF Fund
Sector Allocation	(% of Net Assets)
Exchange Traded Funds	98.8%
Investment Funds	12.8
Other Assets/Liabilities (Net)	(11.6)
Total	100.0%

Touchstone Enhanced ETF Fund
Sector Allocation	(% of Net Assets)
Exchange Traded Funds	98.9%
Investment Funds	20.3
Other Assets/Liabilities (Net)	(19.2)
Total	100.0%

* Source: Standard and Poors

27

Portfolio of Investments

Touchstone Baron Small Cap Growth Fund – December 31, 2011

	Shares	Market Value

Common Stocks — 95.4%

Consumer Discretionary — 32.9%
Ameristar Casinos, Inc.	1,120	$19,365
Blue Nile, Inc.†*	2,400	98,112
Choice Hotels International, Inc.	14,500	551,725
DeVry, Inc.	16,500	634,590
Dick's Sporting Goods, Inc.	23,000	848,240
LKQ Corp.*	16,000	481,280
Lumber Liquidators Holdings, Inc.†*	5,000	88,300
Morningstar, Inc.	6,500	386,425
Panera Bread Co. - Class A*	3,000	424,350
Peet's Coffee & Tea, Inc.*	9,000	564,120
Penn National Gaming, Inc.*	10,000	380,700
Ralph Lauren Corp.	4,500	621,360
Strayer Education, Inc.†	3,500	340,165
Under Armour, Inc. - Class A*	5,800	416,382
Vail Resorts, Inc.	11,500	487,140
Wynn Resorts Ltd.	1,359	150,156
		6,492,410

Industrials — 14.6%
Aecom Technology Corp.*	5,500	113,135
Air Lease Corp.*	2,922	69,281
Colfax Corp.†*	6,900	196,512
Copart, Inc.*	7,500	359,175
CoStar Group, Inc.*	5,700	380,361
Generac Holdings, Inc.*	15,000	420,450
Genesee & Wyoming, Inc. - Class A*	12,000	726,960
Middleby Corp.*	3,000	282,120
Tetra Tech, Inc.*	9,500	205,105
Valmont Industries, Inc.	1,500	136,185
		2,889,284

Financials — 14.6%
Alexander's, Inc. REIT	900	333,027
Alexandria Real Estate Equities, Inc. REIT	2,500	172,425
Arch Capital Group Ltd.	28,000	1,042,440
Cohen & Steers, Inc.†	7,423	214,525
Douglas Emmett, Inc. REIT	16,000	291,840
Eaton Vance Corp.	8,000	189,120
Financial Engines, Inc.*	1,490	33,272
Green Dot Corp. - Class A†*	990	30,908
Jefferies Group, Inc.†	5,500	75,625
LaSalle Hotel Properties REIT	3,500	84,735
Manning & Napier, Inc.*	8,120	101,419
Primerica, Inc.	13,000	302,120
		2,871,456

Health Care — 7.8%
AMERIGROUP Corp.*	10,500	620,340
athenahealth, Inc.*	1,200	58,944
CFR Pharmaceuticals SA 144a ADR	4,172	98,065
Chemed Corp.	1,477	75,637
Community Health Systems, Inc.*	12,205	212,977
Edwards Lifesciences Corp*	3,500	247,450
Gen-Probe, Inc.*	2,800	165,536
IDEXX Laboratories, Inc.*	800	61,568
		1,540,517

Information Technology — 7.5%
Advent Software, Inc.*	7,500	182,700
Booz Allen-Hamilton Holding Corp.*	8,649	149,195
Cymer, Inc.*	1,197	59,563
MAXIMUS, Inc.	6,000	248,100
Pegasystems, Inc.†	7,000	205,800
RealPage, Inc.*	8,500	214,795
SS&C Technologies Holdings, Inc.*	12,215	220,603
Synchronoss Technologies, Inc.*	2,500	75,525
WebMD Health Corp.*	3,500	131,425
		1,487,706

Energy — 7.1%
CARBO Ceramics, Inc.	3,800	468,654
Denbury Resources, Inc.*	5,700	86,070
SEACOR Holdings, Inc.*	2,500	222,400
SM Energy Co.	5,400	394,740
Targa Resources Corp.	5,500	223,795
		1,395,659

Consumer Staples — 4.9%
Church & Dwight Co., Inc.	8,000	366,080
TreeHouse Foods, Inc.*	6,000	392,280
United Natural Foods, Inc.*	5,000	200,050
		958,410

Utilities — 3.9%
ITC Holdings Corp.	10,000	758,800

Telecommunication Services — 1.6%
SBA Communications Corp. - Class A*	7,513	322,758

Materials — 0.5%
Intrepid Potash, Inc.*	4,500	101,835
Total Common Stocks		$18,818,835

Investment Funds — 11.9%
Invesco Liquid Assets Portfolio**	1,353,441	1,353,441
Touchstone Institutional Money Market
Fund^	995,365	995,365
Total Investment Funds		$2,348,806

Total Investment Securities — 107.3% (Cost $13,078,815)		$21,167,641

Liabilities in Excess of Other Assets — (7.3%)		(1,434,464)

Net Assets — 100.0%		$19,733,177

†	All or a portion of the security is on loan. The total value of the securites on loan as of December 31, 2011 was $1,326,521.

*	Non-income producing security.

**	Represents collateral for securities loaned.

28

Touchstone Baron Small Cap Growth Fund (Continued)

^	Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

ADR - American Depositary Receipt REIT - Real Estate Investment Trust

144a - This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities were valued at $98,065 or 0.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$18,818,835	$—	$—	$18,818,835
Investment Funds	2,348,806	—	—	2,348,806
				$21,167,641

See accompanying notes to financial statements.

29

Portfolio of Investments

Touchstone Core Bond Fund – December 31, 2011

Principal Amount		Market Value

	Corporate Bonds — 31.8%

	Financials — 7.3%
$250,000	Bank of America Corp. MTN, 5.000%, 5/13/21	$227,709
200,000	Brandywine Operating Partnership LP, 5.400%, 11/1/14	206,361
290,000	Caterpillar Financial Services Corp. MTN, 5.450%, 4/15/18	339,005
120,000	CIT Group, Inc., 144a, 7.000%, 5/2/16	119,850
10,000	CIT Group, Inc., 144a, 7.000%, 5/2/17	9,988
170,000	Citigroup, Inc., 5.500%, 4/11/13	173,557
250,000	Credit Suisse New York MTN, 4.375%, 8/5/20	245,118
75,000	EDP Finance BV, 144a, 6.000%, 2/2/18	63,089
100,000	Ford Motor Credit Co. LLC, 5.875%, 8/2/21	104,221
350,000	General Electric Capital Corp. MTN, 5.625%, 5/1/18	392,001
200,000	Goldman Sachs Group, Inc., 7.500%, 2/15/19	220,882
305,000	Health Care REIT, Inc., 6.125%, 4/15/20	316,015
260,000	HSBC Bank PLC, 144a, 3.100%, 5/24/16	260,015
300,000	JPMorgan Chase & Co., 4.250%, 10/15/20	302,107
16,000	Liberty Mutual Group, Inc., 144a, 10.750%, 6/15/58(A)	20,080
40,000	MetLife, Inc., 10.750%, 8/1/39	52,800
250,000	Morgan Stanley MTN, 4.100%, 1/26/15	237,302
26,000	MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	25,772
43,000	Omega Healthcare Investors, Inc., 6.750%, 10/15/22	43,215
26,000	PHH Corp., 9.250%, 3/1/16	24,700
245,000	Teachers Insurance & Annuity Association of America, 144a, 6.850%, 12/16/39	314,433
275,000	WCI Finance LLC / WEA Finance LLC, 144a, 5.700%, 10/1/16	294,525
		3,992,745

	Consumer Discretionary — 5.8%
40,000	ACE Hardware Corp., 144a, 9.125%, 6/1/16	42,400
19,000	AMC Networks, Inc., 144a, 7.750%, 7/15/21	20,662
37,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.000%, 1/15/19	38,572
15,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.875%, 4/30/18	15,994
60,000	Cequel Communications Holdings I LLC and Cequel Capital Corp., 144a, 8.625%, 11/15/17	63,600
32,000	Chrysler Group LLC/CG Co-Issuer, Inc., 144a, 8.250%, 6/15/21	29,120
5,000	Clear Channel Worldwide Holdings, Inc., 9.250%, 12/15/17	5,400
295,000	Comcast Corp., 5.700%, 7/1/19	342,227
24,000	Cooper-Standard Automotive, Inc., 8.500%, 5/1/18	25,110
50,000	CSC Holdings LLC, 8.625%, 2/15/19	57,625
18,000	DISH DBS Corp., 7.875%, 9/1/19	20,340
40,000	Entravision Communications Corp., 8.750%, 8/1/17	39,200
100,000	Equinox Holdings, Inc., 144a, 9.500%, 2/1/16	102,750
19,000	Exide Technologies, 8.625%, 2/1/18	14,630
24,000	Fisher Communications, Inc., 8.625%, 9/15/14	24,420
23,000	Goodyear Tire & Rubber Co., 8.750%, 8/15/20	25,358
290,000	Home Depot, Inc., 5.950%, 4/1/41	374,156
27,000	Icon Health & Fitness, 144a, 11.875%, 10/15/16	21,938
30,000	Insight Communications Co., Inc., 144a, 9.375%, 7/15/18	34,275
28,000	Intelsat Jackson Holdings SA, 144a, 7.250%, 4/1/19	28,420
18,000	International Automotive Components Group SL, 144a, 9.125%, 6/1/18	16,110
125,000	Jarden Corp., 7.500%, 5/1/17	132,500
51,000	JBS USA LLC / JBS USA Finance, Inc., 144a, 7.250%, 6/1/21	47,558
57,000	Libbey Glass, Inc., 10.000%, 2/15/15	60,990
140,000	Macy's Retail Holdings, Inc., 5.350%, 3/15/12	140,960
41,000	Meritage Homes Corp., 7.150%, 4/15/20	39,360
275,000	News America, Inc., 6.900%, 3/1/19	323,206
6,000	Pulte Group, Inc., 6.375%, 5/15/33	4,155
80,000	Service Corp. International/US, 8.000%, 11/15/21	89,200
61,000	Simmons Bedding Co., 144a, 11.250%, 7/15/15	62,982
40,000	Stonemor Operating LLC / Cornerstone Family Services of WV / Osiris Holding, 10.250%, 12/1/17	37,300
12,000	Tenneco, Inc., 6.875%, 12/15/20	12,300
31,000	Tenneco., Inc., 7.750%, 8/15/18	32,860
300,000	Time Warner Cable, Inc., 4.125%, 2/15/21	308,070
19,000	Tomkins LLC / Tomkins, Inc., 9.000%, 10/1/18	21,066
24,000	Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc., 144a, 10.625%, 9/1/17	24,120
225,000	Viacom, Inc., 6.250%, 4/30/16	261,177
110,000	Visteon Corp., 144a, 6.750%, 4/15/19	109,725
100,000	Wyndham Worldwide Corp., 7.375%, 3/1/20	114,137
		3,163,973

30

Touchstone Core Bond Fund (Continued)

Principal Amount		Market Value

	Corporate Bonds — 31.8% (Continued)

	Energy — 4.8%
$50,000	Atlas Pipeline Partners LP, 8.750%, 6/15/18	$52,500
18,000	Basic Energy Services, Inc., 7.125%, 4/15/16	18,045
217,000	Basic Energy Services, Inc., 7.750%, 2/15/19	218,628
112,000	Chesapeake Energy Corp., 6.625%, 8/15/20	120,120
10,000	Chesapeake Energy Corp., 7.250%, 12/15/18	11,050
30,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 8.500%, 12/15/19	32,400
32,000	Coffeyville Resources LLC / Coffeyville Finance, Inc., 144a, 10.875%, 4/1/17	35,840
10,000	Consol Energy, Inc., 8.000%, 4/1/17	10,950
10,000	Consol Energy, Inc., 8.250%, 4/1/20	11,050
100,000	Denbury Resources, Inc., 8.250%, 2/15/20	111,750
300,000	Enterprise Products Operating LLC, 3.200%, 2/1/16	310,584
100,000	Enterprise Products Operating LLC, 7.000%, 6/1/67(A)	98,125
37,000	Expro Finance Luxembourg SCA, 144a, 8.500%, 12/15/16	32,560
53,000	Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 12/15/18	53,000
78,000	Helix Energy Solutions Group, Inc., 144a, 9.500%, 1/15/16	81,120
50,000	Holly Energy Partners LP / Holly Energy Finance Corp., 6.250%, 3/1/15	50,375
22,000	Inergy LP/Inergy Finance Corp., 7.000%, 10/1/18	22,330
58,000	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	62,930
47,000	Martin Midstream Partners LP / Martin Midstream Finance Corp., 8.875%, 4/1/18	48,410
116,000	MEG Energy Corp., 144a, 6.500%, 3/15/21	118,610
14,000	Newfield Exploration Co., 6.875%, 2/1/20	14,980
195,000	NuStar Logistics LP, 6.050%, 3/15/13	204,442
32,000	OGX Petroleo e Gas Participacoes SA, 144a, 8.500%, 6/1/18	31,360
82,000	Peabody Energy Corp., 144a, 6.000%, 11/15/18	83,640
38,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp., 8.250%, 4/15/18	38,190
250,000	Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	262,650
44,000	Pioneer Drilling Co., 9.875%, 3/15/18	45,980
17,000	Pioneer Drilling Co., 144a, 9.875%, 3/15/18	17,765
140,000	Plains All American Pipeline LP / PAA Finance Corp., 6.650%, 1/15/37	166,818
100,000	Regency Energy Partners LP / Regency Energy Finance Corp., 6.875%, 12/1/18	106,250
35,000	Sabine Pass LNG LP, 7.250%, 11/30/13	35,350
101,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 7.875%, 10/15/18	106,555
		2,614,357

	Industrials — 3.2%
23,000	Accuride Corp., 9.500%, 8/1/18	22,195
12,202	American Airlines Pass Through Trust 2009-1A, 10.375%, 7/2/19	12,812
39,000	Amsted Industries, Inc., 144a, 8.125%, 3/15/18	41,340
7,000	Aviation Capital Group Corp., 144a, 6.750%, 4/6/21	6,595
265,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	317,049
10,000	BWAY Holding Co, 10.000%, 6/15/18	10,650
16,000	Calcipar SA, 144a, 6.875%, 5/1/18	14,400
100,000	Case New Holland, Inc., 7.875%, 12/1/17	113,000
25,000	Cenveo Corp., 8.875%, 2/1/18	21,812
9,034	Continental Airlines 2003-ERJ1 Pass Through Trust, Ser RJO3, 7.875%, 7/2/18	8,809
33,000	Dynacast International LLC / Dynacast Finance, Inc., 144a, 9.250%, 7/15/19	31,020
100,000	Gibraltar Industries, Inc., Ser B, 8.000%, 12/1/15	100,000
23,000	Griffon Corp., 7.125%, 4/1/18	22,770
25,000	Iron Mountain, Inc., 8.000%, 6/15/20	26,031
25,000	JM Huber Corp., 144a, 9.875%, 11/1/19	26,250
27,000	Liberty Tire Recycling, 144a, 11.000%, 10/1/16	26,932
31,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc., 8.125%, 2/15/19	23,095
22,000	Navios South American Logisitcs, Inc. / Navios Logistics Finance US, Inc., 144a, 9.250%, 4/15/19	17,600
230,000	Norfolk Southern Corp., 5.750%, 4/1/18	271,150
190,000	Republic Services, Inc., 3.800%, 5/15/18	196,811
4,000	RR Donnelley & Sons Co., 7.250%, 5/15/18	3,880
10,000	RR Donnelley & Sons Co., 7.625%, 6/15/20	9,350
18,000	Stena AB, 7.000%, 12/1/16	16,605

31

Touchstone Core Bond Fund (Continued)

Principal Amount		Market Value

	Corporate Bonds — 31.8% (Continued)

	Industrials — (Continued)
$62,000	Tembec Industries, Inc., 11.250%, 12/15/18	$63,860
50,000	TransDigm, Inc., 7.750%, 12/15/18	53,750
65,000	Tutor Perini Corp., 7.625%, 11/1/18	61,425
225,000	Xstrata Canada Financial Corp., 144a, 3.600%, 1/15/17	226,854
		1,746,045

	Utilities — 2.7%
45,000	AES Corp. (The), 8.000%, 10/15/17	49,500
30,000	Calpine Corp., 144a, 7.500%, 2/15/21	32,100
25,000	Calpine Corp., 144a, 7.875%, 7/31/20	26,938
215,000	CenterPoint Energy, Inc., 5.950%, 2/1/17	243,154
155,000	CMS Energy Corp., 8.750%, 6/15/19	183,635
51,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 144a, 7.750%, 4/1/19	49,598
12,000	Crosstex Energy LP / Crosstex Energy Finance Corp., 8.875%, 2/15/18	13,110
160,000	Enel Finance International NV, 144a, 6.250%, 9/15/17	152,704
50,000	Intergen NV, 144a, 9.000%, 6/30/17	52,625
145,000	NextEra Energy Capital Holdings, Inc., 6.350%, 10/1/66(A)	145,072
265,000	PPL Energy Supply LLC, 6.500%, 5/1/18	301,317
195,000	Rockies Express Pipeline LLC, 144a, 6.250%, 7/15/13	205,788
		1,455,541

	Materials — 2.4%
50,000	AK Steel Corp., 7.625%, 5/15/20†	47,000
36,000	Aleris International, Inc., 7.625%, 2/15/18	35,100
275,000	ArcelorMittal, 5.500%, 3/1/21	252,425
225,000	Barrick Gold Corp., 2.900%, 5/30/16	230,927
37,000	Cascades, Inc., 7.750%, 12/15/17	36,630
15,000	Cascades, Inc., 7.875%, 1/15/20	14,550
75,000	JMC Steel Group, 144a, 8.250%, 3/15/18	73,125
30,000	Koppers, Inc., 7.875%, 12/1/19	31,800
13,000	Longview Fibre Paper & Packaging, Inc., 144a, 8.000%, 6/1/16	13,000
16,000	Lyondell Chemical Co., 8.000%, 11/1/17	17,480
66,000	LyondellBasell Industries N.V., 144a, 6.000%, 11/15/21	68,475
10,000	Novelis, Inc./GA, 8.375%, 12/15/17	10,625
9,000	PolyOne Corp., 7.375%, 9/15/20	9,292
100,000	Steel Dynamics, Inc., 7.750%, 4/15/16	104,250
275,000	Teck Resources Ltd., 10.750%, 5/15/19	335,500
21,000	Texas Industries, Inc., 9.250%, 8/15/20	18,795
12,000	Vulcan Materials Co., 7.500%, 6/15/21	12,960
		1,311,934

	Telecommunication Services — 2.3%
225,000	AT&T, Inc., 6.550%, 2/15/39	286,209
49,000	Cincinnati Bell, Inc., 8.375%, 10/15/20	48,878
50,000	CommScope, Inc., 144a, 8.250%, 1/15/19	50,000
5,000	EH Holding Corp., 144a, 6.500%, 6/15/19	5,212
1,000	EH Holding Corp., 144a, 7.625%, 6/15/21	1,050
57,000	Frontier Communications Corp., 8.500%, 4/15/20	58,354
14,000	MetroPCS Wireless, Inc., 7.875%, 9/1/18	14,192
68,000	NII Capital Corp., 7.625%, 4/1/21	67,490
19,000	NII Capital Corp., 8.875%, 12/15/19	19,998
11,000	PAETEC Holding Corp., 8.875%, 6/30/17	11,880
12,000	Sprint Capital Corp., 6.875%, 11/15/28	8,565
31,000	Sprint Nextel Corp., 8.375%, 8/15/17	27,784
66,000	Sprint Nextel Corp., 144a, 9.000%, 11/15/18	69,300
7,000	TW Telecom Holdings, Inc., 8.000%, 3/1/18	7,455
275,000	Verizon Communications, Inc., 6.250%, 4/1/37	339,284
50,000	West Corp., 8.625%, 10/1/18	50,500
100,000	Wind Acquisition Finance SA, 144a, 11.750%, 7/15/17	89,500
83,000	Windstream Corp., 7.875%, 11/1/17	89,847
		1,245,498

	Consumer Staples — 2.0%
190,000	Anheuser-Busch InBev Worldwide, Inc., 8.200%, 1/15/39	299,549
31,000	BI-LO LLC / BI-LO Finance Corp., 144a, 9.250%, 2/15/19	31,930
28,000	Central Garden and Pet Co., 8.250%, 3/1/18	27,440
115,000	Del Monte Corp., 7.625%, 2/15/19	110,400
55,000	Ingles Markets, Inc., 8.875%, 5/15/17	59,538
290,000	Kraft Foods, Inc., 4.125%, 2/9/16	314,861
30,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer LU, 144a, 8.250%, 2/15/21	26,550
15,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer LU, 144a, 8.750%, 10/15/16	15,788
195,000	Safeway, Inc., 3.400%, 12/1/16	199,986
		1,086,042

	Health Care — 0.8%
22,000	Accellent, Inc., 8.375%, 2/1/17	21,560
55,000	Apria Healthcare Group, Inc., 11.250%, 11/1/14	56,788
25,000	Aptalis Pharma, Inc., 12.750%, 3/1/16	26,375
57,000	Capella Healthcare, Inc., 9.250%, 7/1/17	57,855
145,000	HCA, Inc., 6.500%, 2/15/20	150,438

32

Touchstone Core Bond Fund (Continued)

Principal Amount		Market Value

	Corporate Bonds — 31.8% (Continued)

	Health Care — (Continued)
$58,000	Health Management Associates, Inc., 144a, 7.375%, 1/15/20	$60,320
30,000	NBTY, Inc., 9.000%, 10/1/18	33,000
40,000	Omnicare, Inc., 7.750%, 6/1/20	42,950
		449,286

	Information Technology — 0.5%
24,000	CoreLogic, Inc., 144a, 7.250%, 6/1/21	22,980
50,000	Equinix, Inc., 8.125%, 3/1/18	54,500
19,000	First Data Corp., 144a, 8.875%, 8/15/20	19,000
100,000	Intel Corp., 3.300%, 10/1/21	105,343
39,000	Kemet Corp., 10.500%, 5/1/18	41,242
39,000	Viasat, Inc., 8.875%, 9/15/16	39,975
		283,040
	Total Corporate Bonds	$17,348,461

	U.S. Treasury Obligations — 26.7%
3,265,000	U.S. Treasury Bond, 3.125%, 11/15/41	3,420,597
3,510,000	U.S. Treasury Note, 0.875%, 11/30/16	3,520,695
5,045,000	U.S. Treasury Note, 2.000%, 11/15/21	5,102,543
2,500,000	U.S. Treasury Note, 0.250%, 11/30/13	2,500,292
	Total U.S. Treasury Obligations	$14,544,127

	U.S. Government Mortgage-Backed Obligations — 16.9%
247,632	FHLMC, Pool #A56988, 5.500%, 2/1/37	269,038
476,653	FHLMC, Pool #A95946, 4.000%, 1/1/41	500,646
385,338	FHLMC, Pool #A96485, 4.500%, 1/1/41	408,553
467,825	FHLMC, Pool #G03217, 5.500%, 9/1/37	508,264
230,507	FHLMC, Pool #G03781, 6.000%, 1/1/38	253,530
507,666	FHLMC, Pool #G06031, 5.500%, 3/1/40	551,549
83,370	FNMA, Pool #254759, 4.500%, 6/1/18	89,269
22,894	FNMA, Pool #535290, 8.000%, 5/1/30	27,627
16,013	FNMA, Pool #561741, 7.500%, 1/1/31	19,123
128,872	FNMA, Pool #889734, 5.500%, 6/1/37	140,596
438,654	FNMA, Pool #899079, 5.000%, 3/1/37	474,173
228,309	FNMA, Pool #933806, 5.000%, 5/1/38	246,796
76,553	FNMA, Pool #974401, 4.500%, 4/1/23	82,030
118,077	FNMA, Pool #974403, 4.500%, 4/1/23	127,796
427,725	FNMA, Pool #983610, 5.000%, 5/1/23	460,378
132,049	FNMA, Pool #984256, 5.000%, 6/1/23	142,666
105,610	FNMA, Pool #988107, 5.000%, 8/1/23	113,672
105,140	FNMA, Pool #995220, 6.000%, 11/1/23	113,974
123,338	FNMA, Pool #995472, 5.000%, 11/1/23	132,754
113,148	FNMA, Pool #995529, 5.500%, 11/1/22	122,858
356,689	FNMA, Pool #AB1149, 5.000%, 6/1/40	385,738
188,833	FNMA, Pool #AB1800, 4.000%, 11/1/40	199,637
490,881	FNMA, Pool #AD3795, 4.500%, 4/1/40	522,779
735,331	FNMA, Pool #AD9150, 5.000%, 8/1/40	799,457
1,135,456	FNMA, Pool #AE0548, 4.500%, 11/1/40	1,209,238
317,681	FNMA, Pool #AE0831, 6.000%, 9/1/39	350,155
528,459	FNMA, Pool #AE4429, 4.000%, 10/1/40	555,638
332,011	FNMA, Pool #AI0805, 4.500%, 7/1/41	353,585
4,094	GNMA, Pool #434792, 8.000%, 7/15/30	4,656
21,371	GNMA, Pool #8503, 1.625%, 9/20/24	21,984
	Total U.S. Government Mortgage-Backed Obligations	$9,188,159

	Commercial Mortgage-Backed Securities — 16.0%
230,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser 2005-4, Class A3, 4.891%, 7/10/45	233,795
280,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser 2006-2, Class A3, 5.703%, 5/10/45(A)	293,429
365,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser 2006-6, Class A3, 5.369%, 10/10/45	385,001
315,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser 2007-1, Class AAB, 5.422%, 1/15/49	335,132
450,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser 2007-2, Class AAB, 5.582%, 4/10/49(A)	483,408
575,000	Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR9, Class A4A, 4.871%, 9/11/42††	623,636
314,445	Bear Stearns Commercial Mortgage Securities, Ser 2006-PW12, Class AAB, 5.695%, 9/11/38(A)††	334,261
230,000	Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Class A3, 5.518%, 9/11/41††	241,305
550,000	Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, Class A4, 5.714%, 6/11/40(A)††	602,146
150,000	Citigroup Commercial Mortgage Trust, Ser 2006-C4, Class A2, 5.728%, 3/15/49(A)	157,812
135,000	Commercial Mortgage Pass Through Certificates, Ser 2005-C6, Class A5A, 5.116%, 6/10/44(A)	148,010
245,000	First Union Commercial Mortgage Trust, Ser 1999-C1, Class F, 144a, 5.350%, 10/15/35	242,891
288,868	GE Capital Commercial Mortgage Corp., Ser 2005-C4, Class ASB, 5.277%, 11/10/45(A)	308,256
470,000	Greenwich Capital Commercial Funding Corp., Ser 2005-GG3, Class A3, 4.569%, 8/10/42	475,192
338,550	GS Mortgage Securities Corp. II, Ser 2006-GG8, Class AAB, 5.535%, 11/10/39	354,588

33

Touchstone Core Bond Fund (Continued)

Principal Amount		Market Value

	Commercial Mortgage-Backed Securities — 16.0% (Continued)
$404,866	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2006-CB14, Class A3B, 5.491%, 12/12/44(A)	$415,124
390,000	LB-UBS Commercial Mortgage Trust, Ser 2006-C3, Class A3, 5.689%, 3/15/32(A)††	399,102
700,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2007-5, Class ASB, 5.362%, 8/12/48	743,392
465,000	Morgan Stanley Capital I, Ser 2006-HQ9, Class A3, 5.712%, 7/12/44	475,214
584,835	Morgan Stanley Capital I, Ser 2007-T25, Class AAB, 5.508%, 11/12/49	616,104
505,000	Wachovia Bank Commercial Mortgage Trust, Ser 2006-C29, Class A3, 5.313%, 11/15/48††	528,676
330,000	Wachovia Bank Commercial Mortgage Trust, Ser 2007-C34, Class APB, 5.617%, 5/15/46††	349,875
	Total Commercial Mortgage-Backed Securities	$8,746,349

	Non-Agency Collateralized Mortgage Obligations — 3.1%
407,887	Credit Suisse First Boston Mortgage Securities Corp., Ser 2005-9, Class 2A1, 5.500%, 10/25/35	370,652
189,946	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Ser 2003-2XS, Class A6, 4.970%, 9/25/33	188,260
570,515	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Ser 2005-3, Class 4A4, 5.250%, 6/25/35	537,168
213,002	Residential Asset Securitization Trust, Ser 2005-A6CB, Class A8, 5.500%, 6/25/35	46,303
244,173	Residential Asset Securitization Trust, Ser 2006-A1, Class 1A3, 6.000%, 4/25/36	168,152
68,857	Residential Funding Mortgage Securities I, Ser 2006-S2, Class A2, 5.750%, 2/25/36	9,287
275,237	Structured Asset Securities Corp., Ser 2005-17, Class 5A1, 5.500%, 10/25/35	224,469
187,179	Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser 2005-9, Class 2A4, 5.500%, 11/25/35††	152,419
	Total Non-Agency Collateralized Mortgage Obligations	$1,696,710

	Asset-Backed Securities — 1.1%
393,518	Countrywide Asset-Backed Certificates, Ser 2007-S1, Class A5, 6.018%, 11/25/36(A)	222,378
657,901	Morgan Stanley Mortgage Loan Trust, Ser 2007-3XS, Class 2A4S, 5.963%, 1/25/47	352,617
	Total Asset-Backed Securities	$574,995

	Sovereign Bond — 0.9%
500,000	Province of Quebec Canada, 2.750%, 8/25/21	$499,444

	Agency Collateralized Mortgage Obligation — 0.1%
28,982	GNMA, Ser 2003-11, Class GJ, 4.000%, 10/17/29	$30,908

	Municipal Bonds — 0.7%

	California — 0.4%
180,000	California St, UTGO, Ser 2009, 5.950%, 4/1/16	202,633

	Georgia — 0.3%
190,000	Municipal Electric Auth. of Georgia Rev, Ser 2010, 6.655%, 4/1/57	195,312
	Total Municipal Bonds	$397,945

Shares

	Preferred Stocks — 0.4%

	Financials — 0.4%
1,363	Ally Financial, Inc., 0.05%	27,614
7,900	Citigroup Capital VIII, 0.04%	184,386
	Total Preferred Stocks	$212,000

	Investment Funds — 1.9%
47,266	Invesco Liquid Assets Portfolio**	47,266
1,017,462	Touchstone Institutional Money Market Fund^	1,017,462
	Total Investment Funds	$1,064,728

	Total Investment Securities — 99.6% (Cost $53,955,247)	$54,303,826

	Other Assets in Excess of Liabilities — 0.4%	205,032

	Net Assets — 100.0%	$54,508,858

(A)	Variable rate security - the rate reflected is the rate in effect as of December 31, 2011.

†	All or a portion of the security is on loan. The total value of the securites on loan as of December 31, 2011 was $46,041.

34

Touchstone Core Bond Fund (Continued)

**	Represents collateral for securities loaned.

^	Affiliated Fund, sub-advised by Fort Washington Investment Advisiors, Inc.

††	The issuers and/or sponsors of certain asset-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

Portfolio Abbreviations:

FHLMC - Federal Home Loan Mortgage Association
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
MTN - Medium Term Note
PLC - Public Limited Company
REIT - Real Estate Investment Trust
UTGO - Unlimited Tax General Obligation

144a - This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities were valued at $3,786,400 or 6.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$574,995	$—	$574,995
Commercial Mortgage-Backed Securities	—	8,746,349	—	8,746,349
Corporate Bonds	—	17,348,461	—	17,348,461
Investment Funds	1,064,728	—	—	1,064,728
Non-Agency Collateralized Mortgage Obligations	—	1,696,710	—	1,696,710
Municipal Bonds	—	397,945	—	397,945
Preferred Stocks	212,000	—	—	212,000
Sovereign Bond	—	499,444	—	499,444
U.S. Government Mortgage-Backed Obligations	—	9,188,159	—	9,188,159
U.S. Treasury Obligations	—	14,544,127	—	14,544,127
Agency Collateralized Mortgage Obligations	—	30,908	—	30,908
				$54,303,826

See accompanying notes to financial statements.

35

Portfolio of Investments

Touchstone High Yield Fund – December 31, 2011

Principal Amount		Market Value

	Corporate Bonds — 96.8%

	Consumer Discretionary — 21.5%
$189,000	AMC Networks, Inc., 144a, 7.750%, 7/15/21	$205,538
12,000	Asbury Automotive Group, Inc., 7.625%, 3/15/17	12,030
65,000	CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 4/30/21	65,812
155,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.000%, 1/15/19	161,588
163,000	CCO Holdings LLC / CCO Holdings Capital Corp., 8.125%, 4/30/20	178,485
100,000	Cequel Communications Holdings I LLC and Cequel Capital Corp., 144a, 8.625%, 11/15/17	106,000
216,000	Chrysler Group LLC/CG Co-Issuer, Inc., 144a, 8.250%, 6/15/21	196,560
155,000	Cooper-Standard Automotive, Inc., 8.500%, 5/1/18	162,169
65,000	CSC Holdings LLC, 8.625%, 2/15/19	74,912
140,000	DISH DBS Corp., 7.875%, 9/1/19	158,200
250,000	Entravision Communications Corp., 8.750%, 8/1/17	245,000
196,000	Equinox Holdings, Inc., 144a, 9.500%, 2/1/16	201,390
147,000	Exide Technologies, 8.625%, 2/1/18	113,190
129,000	Fisher Communications, Inc., 8.625%, 9/15/14	131,257
126,000	Goodyear Tire & Rubber Co. (The), 8.750%, 8/15/20	138,915
160,000	Icon Health & Fitness, 144a, 11.875%, 10/15/16	130,000
169,000	Intelsat Jackson Holdings SA, 144a, 7.250%, 4/1/19	171,535
127,000	International Automotive Components Group SL, 144a, 9.125%, 6/1/18	113,665
273,000	Jarden Corp., 7.500%, 5/1/17	289,380
50,000	Jarden Corp., 8.000%, 5/1/16	54,000
422,000	JBS USA LLC/JBS USA Finance, Inc., 144a, 7.250%, 6/1/21	393,515
139,000	Lamar Media Corp., 6.625%, 8/15/15	141,432
256,000	Libbey Glass, Inc., 10.000%, 2/15/15	273,920
250,000	Meritage Homes Corp., 6.250%, 3/15/15	246,250
105,000	Meritage Homes Corp., 7.150%, 4/15/20	100,800
335,000	Penske Automotive Group, Inc., 7.750%, 12/15/16	343,375
108,000	Pulte Group, Inc., 6.375%, 5/15/33	74,790
28,000	Pulte Group, Inc., 7.875%, 6/15/32	22,540
152,000	Quebecor Media, Inc., 7.750%, 3/15/16	156,180
60,000	Quebecor Media, Inc., 7.750%, 3/15/16	61,650
129,000	Sealy Mattress Co., 8.250%, 6/15/14	127,710
290,000	Stonemor Operating LLC / Cornerstone Family Services of WV / Osiris Holding, 10.250%, 12/1/17	270,425
71,000	Tenneco, Inc., 6.875%, 12/15/20	72,775
101,000	Tenneco., Inc., 7.750%, 8/15/18	107,060
125,000	Tomkins LLC / Tomkins, Inc., 9.000%, 10/1/18	138,594
148,000	Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc., 144a, 10.625%, 9/1/17	148,740
250,000	Visteon Corp./New, 144a, 6.750%, 4/15/19	249,375
		5,838,757

	Energy — 19.4%
364,000	Atlas Pipeline Partners LP, 8.750%, 6/15/18	382,200
19,000	Basic Energy Services, Inc., 7.125%, 4/15/16	19,048
70,000	Basic Energy Services, Inc., 144a, 7.750%, 2/15/19	70,525
87,000	Chesapeake Energy Corp., 6.625%, 8/15/20	93,308
202,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 8.500%, 12/15/19	218,160
349,000	Coffeyville Resources LLC / Coffeyville Finance, Inc., 144a, 10.875%, 4/1/17	390,880
66,000	Consol Energy, Inc., 8.000%, 4/1/17	72,270
66,000	Consol Energy, Inc., 8.250%, 4/1/20	72,930
367,000	Enterprise Products Operating LLC, 7.000%, 6/1/67(A)	360,119
200,000	Enterprise Products Operating LLC, 8.375%, 8/1/66(A)	214,000
323,000	Expro Finance Luxembourg SCA, 144a, 8.500%, 12/15/16	284,240
300,000	Exterran Holdings, Inc., 7.250%, 12/1/18	285,000
315,000	Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 12/15/18	315,000
244,000	Helix Energy Solutions Group, Inc., 144a, 9.500%, 1/15/16	253,760
88,000	Hilcorp Energy I LP/Hilcorp Finance Co., 144a, 7.625%, 4/15/21	92,180
50,000	Hilcorp Energy I LP/Hilcorp Finance Co., 144a, 8.000%, 2/15/20	53,500
95,000	Holly Energy Partners LP/Holly Energy Finance Corp., 8.250%, 3/15/18	99,750
132,000	Inergy LP/Inergy Finance Corp., 7.000%, 10/1/18	133,980
187,000	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	202,895
91,000	MEG Energy Corp., 144a, 6.500%, 3/15/21	93,048
219,000	OGX Petroleo e Gas Participacoes SA, 144a, 8.500%, 6/1/18	214,620
300,000	Peabody Energy Corp., 144a, 6.000%, 11/15/18	306,000
145,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp., 8.250%, 4/15/18	145,725

36

Touchstone High Yield Fund (Continued)

Principal Amount		Market Value

	Corporate Bonds — 96.8% (Continued)

	Energy — (Continued)
$284,000	Pioneer Drilling Co., 9.875%, 3/15/18	$296,780
330,000	Regency Energy Partners LP / Regency Energy Finance Corp., 6.500%, 7/15/21	343,200
250,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 7.875%, 10/15/18	263,750
9,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 8.250%, 7/1/16	9,428
		5,286,296

	Industrials — 16.3%
91,984	American Airlines Pass Through Trust 2009-1A, 10.375%, 7/2/19	96,584
264,000	Amsted Industries, Inc., 144a, 8.125%, 3/15/18	279,840
75,000	Ashtead Capital, Inc., 144a, 9.000%, 8/15/16	78,188
100,000	BE Aerospace, Inc., 8.500%, 7/1/18	109,500
150,000	Belden, Inc., 7.000%, 3/15/17	149,812
61,000	BWAY Holding Co, 10.000%, 6/15/18	64,965
425,000	Case New Holland, Inc., 7.875%, 12/1/17	480,250
400,000	Cenveo Corp., 8.875%, 2/1/18	349,000
138,905	Continental Airlines 2003-ERJ1 Pass Through Trust, Ser RJO3, 7.875%, 7/2/18	135,432
222,000	Dynacast International LLC / Dynacast Finance, Inc., 144a, 9.250%, 7/15/19	208,680
110,000	Griffon Corp., 7.125%, 4/1/18	108,900
173,000	JM Huber Corp., 144a, 9.875%, 11/1/19	181,650
231,000	Liberty Tire Recycling, 144a, 11.000%, 10/1/16	230,422
318,000	Martin Midstream Partners LP / Martin Midstream Finance Corp., 8.875%, 4/1/18	327,540
120,000	Moog, Inc., 7.250%, 6/15/18	126,600
492,000	Mueller Water Products, Inc., 7.375%, 6/1/17	447,720
197,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc., 8.125%, 2/15/19	146,765
134,000	Navios South American Logisitcs, Inc. / Navios Logistics Finance US, Inc., 144a, 9.250%, 4/15/19	107,200
29,000	RR Donnelley & Sons Co., 7.250%, 5/15/18	28,130
76,000	RR Donnelley & Sons Co., 7.625%, 6/15/20	71,060
75,000	Stena AB, 7.000%, 12/1/16	69,187
350,000	TransDigm, Inc., 7.750%, 12/15/18	376,250
283,000	Tutor Perini Corp., 7.625%, 11/1/18	267,435
		4,441,110

	Telecommunication Services — 9.2%
72,000	Cincinnati Bell, Inc., 8.250%, 10/15/17	72,360
248,000	Cincinnati Bell, Inc., 8.375%, 10/15/20	247,380
31,000	EH Holding Corp., 144a, 6.500%, 6/15/19	32,318
8,000	EH Holding Corp., 144a, 7.625%, 6/15/21	8,400
364,000	Frontier Communications Corp., 8.500%, 4/15/20	372,645
114,000	MetroPCS Wireless, Inc., 7.875%, 9/1/18	115,567
260,000	NII Capital Corp., 7.625%, 4/1/21	258,050
145,000	NII Capital Corp., 8.875%, 12/15/19	152,612
384,000	Sprint Capital Corp., 6.875%, 11/15/28	274,080
267,000	Sprint Nextel Corp., 144a, 9.000%, 11/15/18	280,350
41,000	TW Telecom Holdings, Inc., 8.000%, 3/1/18	43,665
279,000	West Corp., 8.625%, 10/1/18	281,790
231,000	Wind Acquisition Finance SA, 144a, 11.750%, 7/15/17	206,745
114,000	Windstream Corp., 7.500%, 4/1/23	112,575
29,000	Windstream Corp., 7.875%, 11/1/17	31,392
		2,489,929

	Materials — 8.6%
91,000	AK Steel Corp., 7.625%, 5/15/20†	85,540
312,000	Aleris International, Inc., 144a, 7.625%, 2/15/18	304,200
228,000	Cascades, Inc., 7.750%, 12/15/17	225,720
184,000	Koppers, Inc., 7.875%, 12/1/19	195,040
424,000	Longview Fibre Paper & Packaging, Inc., 144a, 8.000%, 6/1/16	424,000
136,000	Lyondell Chemical Co., 144a, 8.000%, 11/1/17	148,580
267,000	LyondellBasell Industries N.V., 144a, 6.000%, 11/15/21	277,012
75,000	Novelis, Inc./GA, 8.375%, 12/15/17	79,688
53,000	PolyOne Corp., 7.375%, 9/15/20	54,722
300,000	Tembec Industries, Inc., 11.250%, 12/15/18	309,000
81,000	US Concrete, Inc., 144a, 9.500%, 8/31/15	79,279
135,000	Vulcan Materials Co., 7.500%, 6/15/21	145,800
		2,328,581

	Information Technology — 6.3%
124,000	CommScope, Inc., 144a, 8.250%, 1/15/19	124,000
156,000	CoreLogic, Inc., 144a, 7.250%, 6/1/21	149,370
238,000	Equinix, Inc., 8.125%, 3/1/18	259,420
15,000	First Data Corp., 9.875%, 9/24/15	14,100
67,000	First Data Corp., 144a, 8.250%, 1/15/21	59,965
153,000	First Data Corp., 144a, 8.875%, 8/15/20	153,000
484,000	Kemet Corp., 10.500%, 5/1/18	511,830
427,000	Viasat, Inc., 8.875%, 9/15/16	437,675
		1,709,360

37

Touchstone High Yield Fund (Continued)

Principal Amount		Market Value

	Corporate Bonds — 96.8% (Continued)

	Health Care — 5.4%
$352,000	Accellent, Inc., 8.375%, 2/1/17	$344,960
200,000	Apria Healthcare Group, Inc., 11.250%, 11/1/14	206,500
232,000	Health Management Associates, Inc., 144a, 7.375%, 1/15/20	241,280
282,000	Omnicare, Inc., 7.750%, 6/1/20	302,797
300,000	Res-Care, Inc., 10.750%, 1/15/19	309,750
58,000	Universal Hospital Services, Inc., 4.121%, 6/1/15(A)	52,345
		1,457,632

	Financials — 4.0%
148,000	CIT Group, Inc., 144a, 7.000%, 5/2/16	147,815
74,000	CIT Group, Inc., 144a, 7.000%, 5/2/17	73,908
107,000	Credit Acceptance Corp., 9.125%, 2/1/17	111,815
72,000	EDP Finance BV, 144a, 6.000%, 2/2/18	60,565
113,000	Liberty Mutual Group, Inc., 144a, 10.750%, 6/15/58(A)	141,815
256,000	MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	253,760
147,000	Omega Healthcare Investors, Inc., 6.750%, 10/15/22	147,735
104,000	PHH Corp., 9.250%, 3/1/16	98,800
60,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, 144a, 8.750%, 10/15/16	63,150
		1,099,363

	Utilities — 3.4%
150,000	Calpine Corp., 144a, 7.875%, 1/15/23	161,250
94,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 144a, 7.750%, 4/1/19	91,415
79,000	Crosstex Energy LP / Crosstex Energy Finance Corp., 8.875%, 2/15/18	86,308
51,000	GenOn Energy, Inc., 7.625%, 6/15/14	51,000
350,000	Intergen N.V., 144a, 9.000%, 6/30/17	368,375
85,000	North American Energy Alliance LLC / North American Energy Alliance Finance Corp., 10.875%, 6/1/16	90,100
85,000	NRG Energy, Inc., 144a, 7.875%, 5/15/21	82,875
		931,323

	Consumer Staples — 2.7%
287,000	BI-LO LLC / BI-LO Finance Corp., 144a, 9.250%, 2/15/19	295,610
169,000	Central Garden and Pet Co., 8.250%, 3/1/18	165,620
250,000	Ingles Markets, Inc., 8.875%, 5/15/17	270,625
		731,855
	Total Corporate Bonds	$26,314,206

	Preferred Stock — 0.3%

	Financials — 0.3%
4,685	Ally Financial, Inc., 0.05%	$94,918

	Investment Funds — 1.3%
86,937	Invesco Liquid Assets Portfolio**	86,937
263,209	Touchstone Institutional Money Market Fund^	263,209
	Total Investment Funds	$350,146

	Total Investment Securities — 98.4% (Cost $26,788,933)	$26,759,270

	Other Assets in Excess of Liabilities — 1.6%	431,726

	Net Assets — 100.0%	$27,190,996

(A)	Variable rate security - the rate reflected is the rate in effect as of December 31, 2011.

†	All or a portion of the security is on loan. The total value of the securites on loan as of December 31, 2011 was $84,685.

**	Represents collateral for securities loaned.

^	Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities were valued at $8,736,328 or 32.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

38

Touchstone High Yield Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$26,314,206	$—	$26,314,206
Investment
Funds	350,146	—	—	350,146
Preferred
Stock	94,918	—	—	94,918
				$26,759,270

See accompanying notes to financial statements.

39

Portfolio of Investments

Touchstone Large Cap Core Equity Fund – December 31, 2011

		Market
	Shares	Value

Common Stocks — 98.6%

Information Technology — 19.2%
Broadcom Corp. - Class A*	17,924	$526,249
Google, Inc. - Class A*	1,394	900,385
Intel Corp.	22,946	556,440
International Business Machines Corp.	4,515	830,218
Microsoft Corp.	19,345	502,196
Oracle Corp.	29,021	744,389
Qualcomm, Inc.	15,216	832,315
TE Connectivity Ltd. (Switzerland)	21,867	673,722
Xilinx, Inc.	20,581	659,827
		6,225,741

Industrials — 13.5%
Caterpillar, Inc.	2,720	246,432
Cummins, Inc.	2,670	235,013
Danaher Corp.	11,248	529,106
Eaton Corp.	10,686	465,162
Emerson Electric Co.	11,057	515,146
Illinois Tool Works, Inc.	12,056	563,136
Union Pacific Corp.	8,717	923,479
United Technologies Corp.	12,235	894,256
		4,371,730

Consumer Discretionary — 12.9%
Coach, Inc.	7,870	480,385
GameStop Corp. - Class A†*	12,622	304,569
Genuine Parts Co.	7,002	428,522
Home Depot, Inc.	9,158	385,002
McDonald's Corp.	8,811	884,008
Ross Stores, Inc.	20,018	951,456
Yum! Brands, Inc.	12,669	747,598
		4,181,540

Financials — 12.6%
Aflac, Inc.	22,547	975,383
American Express Co.	14,164	668,116
BlackRock, Inc.	4,110	732,566
Capital One Financial Corp.	6,500	274,885
JPMorgan Chase & Co.	10,040	333,830
MetLife, Inc.	12,882	401,661
State Street Corp.	17,486	704,861
		4,091,302

Health Care — 11.6%
Bristol-Myers Squibb Co.	15,221	536,388
Express Scripts, Inc.*	6,102	272,698
Laboratory Corp. of America Holdings*	3,750	322,388
McKesson Corp.	9,507	740,690
Novartis AG ADR	12,560	718,055
Teva Pharmaceutical Industries Ltd. ADR	7,551	304,758
UnitedHealth Group, Inc.	17,342	878,893
		3,773,870

Energy — 11.6%
Chevron Corp.	8,838	940,363
ConocoPhillips	10,755	783,717
Ensco PLC ADR	20,317	953,274
Marathon Oil Corp.	23,363	683,835
Marathon Petroleum Corp.	12,361	411,498
		3,772,687

Consumer Staples — 7.3%
Altria Group, Inc.	19,120	566,908
Archer-Daniels-Midland Co.	5,560	159,016
PepsiCo, Inc.	8,387	556,477
Philip Morris International, Inc.	13,882	1,089,459
		2,371,860

Materials — 4.6%
BHP Billiton Ltd. ADR†	4,015	283,579
Freeport-McMoRan Copper & Gold, Inc.	10,515	386,847
Praxair, Inc.	7,862	840,448
		1,510,874

Utilities — 2.7%
Dominion Resources, Inc.	16,604	881,340

Telecommunication Services — 2.6%
AT&T, Inc.	11,995	362,729
Vodafone Group PLC ADR	17,436	488,731
		851,460
Total Common Stocks		$32,032,404

Investment Funds — 2.9%
Invesco Liquid Assets Portfolio**	475,187	475,187
Touchstone Institutional Money Market Fund^	460,371	460,371
Total Investment Funds		$935,558

Total Investment Securities — 101.5%
(Cost $27,736,238)		$32,967,962

Liabilities in Excess of Other Assets — (1.5%)		(491,184)

Net Assets — 100.0%		$32,476,778

†	All or a portion of the security is on loan. The total value of the securites on loan as of December 31, 2011 was $465,229.

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

40

Touchstone Large Cap Core Equity Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$32,032,404	$—	$—	$32,032,404
Investment Funds	935,558	—	—	935,558
				$32,967,962

See accompanying notes to financial statements.

41

Portfolio of Investments

Touchstone Mid Cap Growth Fund – December 31, 2011

		Market
	Shares	Value

Common Stocks — 99.0%

Information Technology — 24.5%
Alliance Data Systems Corp.*	6,280	$652,115
Analog Devices, Inc.	3,750	134,175
Autodesk, Inc.*	15,010	455,253
Avago Technologies Ltd. (Singapore)	10,630	306,782
Check Point Software Technologies Ltd. (Israel)*	9,410	494,401
Gartner, Inc.*	10,660	370,648
Juniper Networks, Inc.*	6,150	125,522
Lam Research Corp.*	5,450	201,759
NICE Systems Ltd. ADR*	14,140	487,123
NXP Semiconductor NV*	11,450	175,986
ON Semiconductor Corp.*	43,610	336,669
Red Hat, Inc.*	11,900	491,351
Salesforce.com, Inc.*	3,740	379,460
Teradata Corp.*	8,210	398,267
		5,009,511

Industrials — 15.3%
Cooper Industries PLC	10,330	559,370
Dover Corp.	8,100	470,205
IDEX Corp.	11,550	428,621
IHS, Inc. - Class A*	1,250	107,700
JB Hunt Transport Services, Inc.	8,990	405,179
Precision Castparts Corp.	3,100	510,849
Stanley Black & Decker, Inc.	6,060	409,656
Triumph Group, Inc.	4,010	234,385
		3,125,965

Consumer Discretionary — 14.6%
Bed Bath & Beyond, Inc.*	4,900	284,053
Coach, Inc.	7,620	465,125
Discovery Communications, Inc - Class A	9,560	391,673
Dollar General Corp.*	7,750	318,835
Family Dollar Stores, Inc.	5,160	297,526
Lear Corp.	7,770	309,246
Nordstrom, Inc.	8,010	398,177
Penn National Gaming, Inc.*	13,510	514,326
		2,978,961

Energy — 13.6%
CONSOL Energy, Inc.	8,970	329,199
Denbury Resources, Inc.*	27,075	408,832
Ensco PLC ADR	8,320	390,374
Tesoro Corp.*	27,310	637,962
Valero Energy Corp.	28,730	604,767
Weatherford International Ltd. (Switzerland)*	28,810	421,778
		2,792,912

Health Care — 11.0%
DENTSPLY International, Inc.	19,520	683,005
Mettler-Toledo International, Inc.*	3,340	493,351
United Therapeutics Corp.*	10,540	498,015
Vertex Pharmaceuticals, Inc.*	11,150	370,292
Warner Chilcott PLC - Class A (Ireland)*	14,250	215,602
		2,260,265

Materials — 8.9%
Albemarle Corp.	8,780	452,258
Crown Holdings, Inc.*	11,020	370,052
Ecolab, Inc.	9,830	568,272
Solutia, Inc.*	25,330	437,702
		1,828,284

Financials — 7.0%
Ameriprise Financial, Inc.	10,130	502,853
Discover Financial Services	12,140	291,360
SunTrust Banks, Inc.	23,240	411,348
Willis Group Holdings PLC	5,840	226,592
		1,432,153

Consumer Staples — 2.9%
Ralcorp Holdings, Inc.*	6,890	589,095

Telecommunication Services — 1.2%
NII Holdings, Inc.*	11,530	245,589
Total Common Stocks		$20,262,735

Total Investment Securities — 99.0% (Cost $20,070,115)		$20,262,735

Other Assets in Excess of Liabilities — 1.0%		211,429

Net Assets — 100.0%		$20,474,164

* Non-income producing security.

Portfolio Abbreviations:

ADR - American Depositary Receipt
PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$20,262,735	$—	$—	$20,262,735
				$20,262,735

See accompanying notes to financial statements.

42

Portfolio of Investments

Touchstone Money Market Fund – December 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Bonds — 12.7%
$1,000,000	FBC Chemical Corp.(A)	0.310	01/06/12	$1,000,000
2,000,000	Lavonia O Frick Family Trust(A)	0.250	01/06/12	2,000,000
269,000	Credit Suisse USA, Inc.	6.500	01/15/12	269,596
110,000	JPMorgan Chase & Co.	4.500	01/15/12	110,166
110,000	Bear Stearns Cos. LLC (The)	5.350	02/01/12	110,442
1,050,000	General Electric Capital Corp. MTN	5.875	02/15/12	1,056,627
372,000	National Rural Utilities Cooperative Finance Corp.	7.250	03/01/12	376,061
500,000	Bear Stearns Cos. LLC (The) MTN	6.950	08/10/12	518,544
200,000	General Electric Capital Corp. MTN	5.250	10/19/12	207,047
530,000	Wells Fargo & Co.	5.250	10/23/12	549,395
200,000	Bank of New York Mellon Corp. MTN	4.950	11/01/12	207,134
	Total Corporate Bonds			$6,405,012

	Municipal Bonds — 11.8%
1,000,000	OH St Higher Edl Fac Commis Rev Hosp Cleveland Clinic Health Ser 2008 A	4.000	01/01/12	1,000,094
100,000	Dekalb IN Estrn High Sch Bldg Ser 2003 Pre-refunded @ $100	6.000	01/15/12	100,211
300,000	Columbia OH LSD UTGO Ser 2011	2.000	01/19/12	300,183
150,000	HI St UTGO Ser 2002 CX Pre-refunded @ $100	5.500	02/01/12	150,633
370,000	Mason OH EDR Ser 2011	1.750	02/01/12	370,170
200,000	New Bedford MA LTGO BANS Ser 2011	1.950	02/10/12	200,097
100,000	NV St Cap Impt LTGO Ser 2001 A Pre-refunded @ $100	5.000	03/01/12	100,738
150,000	Richland Co SC SD UTGO Ser 2001 A Pre-refunded @ $100	5.000	03/01/12	151,107
250,000	Franklin Co OH Ser 2011 (Spl Obl Rev)	1.100	03/09/12	250,092
100,000	Chelmsford MA LTGO Ser 2002 Pre-refunded @ $101	5.250	04/01/12	102,177
100,000	Jackson Twp NJ SD UTGO Ser 2002 Pre-refunded @ $100	5.000	04/15/12	101,290
600,000	Northmont OH CSD BANS (Sch Impt) UTGO Ser 2011	1.625	06/05/12	602,225
610,000	Bristol CT UTGO BANS Ser 2011	1.250	07/30/12	610,958
200,000	Butler Co OH BANS (Fiber Optic Impt) Ser 2011	0.900	08/02/12	200,000
500,000	Woodbridge CT UTGO Ser 2011	1.000	08/24/12	500,799
500,000	Union Twp OH BANS LTGO Ser 2011	1.125	09/12/12	501,642
115,000	Harris Co TX Prerefunded (Perm Impt) LTGO Ser 2002	5.000	10/01/12	118,773
600,000	Amp Muni Pwr OH, Inc. BANS Ser 2011	1.250	10/25/12	601,228
	Total Municipal Bonds			$5,962,417

	U.S. Government Agency Obligations — 11.6%
1,043,535	Overseas Private Investment Corp.(A)	0.100	01/03/12	1,043,535
1,000,000	Overseas Private Investment Corp.(A)	0.080	01/06/12	1,000,000
500,000	Overseas Private Investment Corp.(A)	0.080	01/06/12	500,000
1,719,298	Overseas Private Investment Corp.(A)	0.100	01/06/12	1,719,298
1,119,656	Overseas Private Investment Corp.(A)	0.100	01/06/12	1,119,656
500,000	Overseas Private Investment Corp.(A)	0.472	07/31/12	500,989
	Total U.S. Government Agency Obligations			$5,883,478

	Time Deposits — 2.2%
800,000	Royal Bank of Canada/NY	0.580	01/03/12	800,000
300,000	Bank of Nova Scotia/Houston	0.777	03/05/12	300,040
	Total Time Deposits			$1,100,040

	Variable Rate Demand Notes — 57.4%
1,200,000	Allen Co OH Hosp Facs Rev (Catholic Healthcare) Ser 2008 B (LOC: JP Morgan Chase & Co)	0.060	01/03/12	1,200,000
1,100,000	Columbia SC Wtrwks & Swr Sys Ser 2009 (LOC: US Bank NA)	0.050	01/03/12	1,100,000
200,000	Cuyahoga Co OH Rev ((Cleveland Clinic)) Ser 2004 B3 ((SPA: US Bank NA))	0.050	01/03/12	200,000

43

Touchstone Money Market Fund (Continued)

Principal Amount		Interest Rate	Maturity Date	Value

	Variable Rate Demand Notes — 57.4% (Continued)
$295,000	MS St Business Fin Co Ser 2009 G	0.030	01/03/12	$295,000
300,000	Pitkin Co. IDR (Aspen Skiing Co) Ser 1994 A (LOC: JP Morgan Chase Bank NA)	0.070	01/03/12	300,000
500,000	Toyota Motor Credit Corp. Ser 2011 MTN	0.280	01/03/12	500,000
1,445,000	VT St Edl & Hlth Bldgs ((North Country Hosp)) Ser 2007 A (LOC: TD Banknorth NA)	0.050	01/03/12	1,445,000
1,300,000	WI St Hlth & Edl Facs (Bay Area Med Ctr Inc) Ser 2008 (LOC: BMO Harris Bank NA)	0.080	01/03/12	1,300,000
925,000	486 Lesser Street LLC	0.350	01/06/12	925,000
1,000,000	Abag CA Fin Auth For Nonprofit (Hsg Gaia Bldg) Ser 2000 A-T (LIQ: FNMA)	0.240	01/06/12	1,000,000
200,000	Alameda Co CA IDA Rev (Ettore Prods Co) Ser 2005 B (LOC: Comerica Bank)	0.320	01/06/12	200,000
520,000	Butler Co OH Capital Funding Rev (CCAO Low Cost) Ser 2005 B (LOC: US Bank NA)	0.230	01/06/12	520,000
940,000	CA St Enterprise Dev Auth IDR (Tri Tool Inc) Ser 2007 B (LOC: Comerica Bank)	0.490	01/06/12	940,000
375,000	CA St Infra & Econ Dev BK Rev (Hillview Mental) Ser 2008 B (LOC: Comerica Bank)	0.490	01/06/12	375,000
490,000	CA St Statewide CDA MFH (Hsg Sunrise) Ser 2000 B-T (LIQ: FNMA)	0.230	01/06/12	490,000
250,000	Chattanooga TN Hlth Edl & HSG Fac Bd MFH (Ref Windridge) Ser 2003 B (LIQ: FNMA)	0.400	01/06/12	250,000
405,000	Diaz-Upton LLC US Domestic Ser 2004	0.270	01/06/12	405,000
281,000	Fitch Denny Funeral Home, Inc. Priv Placement Ser 2004	0.370	01/06/12	281,000
25,000	FL St Hsg Fin Corp (MFH (Avalon Reserve)) Ser 2003 R-2 (LIQ: FNMA)	0.270	01/06/12	25,000
178,000	Hopewell Development Co.	0.310	01/06/12	178,000
800,000	IL St Dev Fin Auth IDR (Toyal America Inc) Ser 1997 (LOC: BK Tokyo-Mitsubishi UFJ)	0.210	01/06/12	800,000
480,000	IL St Fin Auth Rev (Cmnty Action) Ser 2008 B (LOC: Harris N.A.)	0.480	01/06/12	480,000
235,000	JL Capital One LLC US Domestic Ser 2002	0.270	01/06/12	235,000
480,000	Labcon North America US Domestic Ser 2010	0.790	01/06/12	480,000
960,000	M&P Richfield LLC Ser 2001	0.270	01/06/12	960,000
240,000	Maricopa Co AZ IDA (San Angelin Apts) Ser 2004 A (LIQ: FNMA)	0.180	01/06/12	240,000
1,135,000	Mequon WI IDR (Gateway Plastics) Ser 2001-B (LOC: Bank One Wisconsin)	0.290	01/06/12	1,135,000
980,000	Miarko, Inc. US Domestic Ser 2007	0.270	01/06/12	980,000
955,000	Mill Street Village LLC Priv Placement Ser 2006	0.370	01/06/12	955,000
1,130,000	NJ St Econ Dev Auth Rev (Cascade Corp.) Ser 2008 C (LOC: Bank of America NA)	1.150	01/06/12	1,130,000
700,000	NY St HFA (Twr 31 B) Ser 2006 (LIQ: FHLMC)	0.150	01/06/12	700,000
955,000	Orange Co FL IDA (Trinity Prep Sch Inc) Ser 2005 (LOC: Wells Fargo Bank NA)	0.190	01/06/12	955,000
1,515,000	Phoenix Realty IL Spl Account Rev (Hsg Brightons Mark) Ser 1999 (LOC: Northern Trust Company)	0.330	01/06/12	1,515,000
345,000	Sacramento Co CA Hsg Auth MFH Rev (Deer Park Apts) Ser 2002A-T (LIQ: FNMA)	0.180	01/06/12	345,000
1,080,000	Secor Realty, Inc.	0.270	01/06/12	1,080,000
100,000	Simi Valley CA MFH (Parker Ranch) Ser 2002 A-T (LIQ: FNMA)	0.190	01/06/12	100,000
550,000	Springfield MO IDA (DMP Pptys LLC) Ser 2010 (LOC: Guaranty Bank/FHLB)	0.220	01/06/12	550,000
55,000	Suffolk Co NY IDA (Hampton Day School) Ser 2001 B (LOC: Chase Manhattan Bank)	0.440	01/06/12	55,000
1,000,000	WA St HFC (Clark Island Portfolio) Ser 2007 (LOC: FHLMC)	0.150	01/06/12	1,000,000
315,000	WA St HFC (Vintage Burien) Ser 2004 B (LIQ: FNMA)	0.300	01/06/12	315,000
1,088,000	WAI Enterprises LLC US Domestic Ser 2004	0.450	01/06/12	1,088,000
1,000,000	Westar Medical Office Building LP Ser 2001	0.270	01/06/12	1,000,000
1,000,000	Chatom AL IDB (Powersouth Energy Coop) Ser 2008-A (SPA: National Rural Utilities Finance)	0.950	05/15/12	1,000,000
	Total Variable Rate Demand Notes			$29,027,000

44

Touchstone Money Market Fund (Continued)

Principal Amount		Interest Rate	Maturity Date	Value

	Repurchase Agreement — 4.4%
$2,200,000	BMO Capital Value $2,200,002 Collateralized by US Treasury 1.0% due 10/31/16 and market value of the collateral including accrued interest was $2,244,030	0.020	01/03/12	$2,200,000

	Total Investment Securities — 100.1% (Cost $50,577,947)			$50,577,947

	Liabilities in Excess of Other Assets — (0.1%)			(49,913)

	Net Assets — 100.0%			$50,528,034

(A) Variable rate security - the rate reflected is the rate in effect as of December 31, 2011.

Portfolio Abbreviations:

BANS - Bond Anticipation Notes	HFA - Housing Finance Authority/Agency	LIQ - Liquidity Agreement

CCAO - County Commissioner's Association of Ohio	HFC - Housing Finance Commission	LTGO - Limited Tax General Obligation

CDA - Communities Development Authority	IDA - Industrial Development Authority/Agency	LSD - Local School District

CSD - City School District	IDB- Industrial Development Board	MFH - Multi-Family Housing

EDR - Economic Development Revenue	IDR - Industrial Development Revenue	MTN -Medium Term Note

FHLB - Federal Home Loan Bank	LLC - Limited Liability Company	SD - School District

FHLMC - Federal Home Loan Mortgage Association	LOC - Letter of Credit	SPA - Stand-by Purchase Agreement

FNMA - Federal National Mortgage Association	LP - Limited Partnership	UTGO - Unlimited Tax General Obligation

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3		Total
Corporate Bonds	$—	$6,405,012	$	$—	$6,405,012
Municipal Bonds	—	5,962,417		—	5,962,417
Repurchase Agreement	—	2,200,000		—	2,200,000
Time Deposits	—	1,100,040		—	1,100,040
U.S. Government Agency Obligations	—	5,883,478		—	5,883,478
Variable Rate Demand Notes	—	29,027,000		—	29,027,000
					50,577,947

See accompanying notes to financial statements.

45

Portfolio of Investments

Touchstone Third Avenue Value Fund – December 31, 2011

	Shares	Market Value

Common Stocks — 96.1%

Financials — 43.3%
Bank of New York Mellon Corp.	81,758	$1,627,802
Brookfield Asset Management, Inc. (Canada) - Class A	39,237	1,078,233
Capital Southwest Corp.	4,173	340,308
Cheung Kong Holdings Ltd.	172,000	2,046,301
Forest City Enterprises, Inc. - Class A*	60,500	715,110
Hang Lung Group Ltd.	147,000	805,352
Henderson Land Development Co. Ltd.	450,720	2,240,078
Investment Technology Group, Inc.*	48,523	524,534
Investor AB - Class A (Sweden)	115,000	2,058,689
KeyCorp	45,000	346,050
Westwood Holdings Group, Inc.	31,697	1,158,525
Wheelock & Co. Ltd.	498,000	1,233,683
		14,174,665

Energy — 14.7%
Bristow Group, Inc.	28,155	1,334,265
Cenovus Energy, Inc. (Canada)	19,200	637,440
Encana Corp. (Canada)†	49,400	915,382
Pioneer Drilling Co.*	113,359	1,097,315
Tidewater, Inc.	17,000	838,100
		4,822,502

Materials — 13.1%
Canfor Corp. (Canada)*	58,800	614,695
Lanxess AG	10,700	553,938
P.H. Glatfelter Co.	49,187	694,520
POSCO ADR†	20,300	1,666,630
Westlake Chemical Corp.	18,786	755,949
		4,285,732

Consumer Discretionary — 11.7%
American Eagle Outfitters, Inc.	41,770	638,663
Madison Square Garden, Inc. - Class A*	22,500	644,400
MDC Holdings, Inc.†	12,210	215,262
Skyline Corp.	20,123	87,535
Superior Industries International, Inc.	33,733	557,944
Toyota Industries Corp.	62,000	1,687,541
		3,831,345

Information Technology — 11.5%
AVX Corp.	74,000	944,240
Broadridge Financial Solutions, Inc.	24,000	541,200
Electronics for Imaging, Inc.*	14,100	200,925
Lexmark International, Inc. - Class A	18,600	615,102
Sycamore Networks, Inc.*	38,176	683,350
Tellabs, Inc.	198,450	801,738
		3,786,555

Health Care — 1.8%
Sanofi	7,877	578,554
Total Common Stocks		$31,479,353

Investment Funds — 12.5%
Invesco Liquid Assets Portfolio**	2,730,035	$2,730,035
Touchstone Institutional Money Market Fund^	1,377,156	1,377,156
Total Investment Funds		$4,107,191

Total Investment Securities — 108.6% (Cost $30,960,827)		$35,586,544

Liabilities in Excess of Other Assets — (8.6%)		(2,825,184)

Net Assets — 100.0%		$32,761,360

†	All or a portion of the security is on loan. The total value of the securites on loan as of December 31, 2011 was $2,685,086.

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

ADR - American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$31,479,353	$—	$—	$31,479,353
Investment Funds	4,107,191	—	—	4,107,191
				$35,586,544

See accompanying notes to financial statements.

46

Portfolio of Investments

Touchstone Aggressive ETF Fund – December 31, 2011

Shares		Market Value

	Exchange Traded Funds — 98.8%
35,510	iShares Barclays Aggregate Bond Fund	$3,914,978
49,900	iShares MSCI EAFE Index Fund	2,471,547
48,860	iShares S&P 500 Growth Index Fund	3,294,141
11,230	iShares S&P 500 Index Fund/US	1,414,531
75,990	iShares S&P 500 Value Index Fund†	4,394,502
6,770	iShares S&P MidCap 400 Growth Index Fund†	668,402
8,850	iShares S&P MidCap 400/BARRA Value Index Fund†	672,423
10,050	iShares S&P SmallCap 600 Value Index Fund†	701,088
2,150	iShares S&P SmallCap 600/BARRA Growth Index Fund†	160,110
	Total Exchange Traded Funds	$17,691,722

	Investment Funds — 12.8%
1,942,905	Invesco Liquid Assets Portfolio**	1,942,905
355,850	Touchstone Institutional Money Market Fund^	355,850
	Total Investment Funds	$2,298,755

	Total Investment Securities — 111.6% (Cost $19,538,966)	$19,990,477

	Liabilities in Excess of Other Assets — (11.6%)	(2,080,699)

	Net Assets — 100.0%	$17,909,778

†	All or a portion of the security is on loan. The total value of the securites on loan as of December 31, 2011 was $1,888,132.

**	Represents collateral for securities loaned.

^	Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4 in Notes to Financial Statements.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$17,691,722	—	—	$17,691,722
Investment Funds	2,298,755	—	—	2,298,755
				$19,990,477

See accompanying notes to financial statements.

47

Portfolio of Investments

Touchstone Conservative ETF Fund – December 31, 2011

Shares		Market Value

	Exchange Traded Funds — 98.6%
38,930	iShares Barclays 1-3 Year Treasury Bond Fund	$3,289,585
106,300	iShares Barclays Aggregate Bond Fund	11,719,575
28,030	iShares MSCI EAFE Index Fund	1,388,326
26,350	iShares S&P 500 Growth Index Fund	1,776,517
8,640	iShares S&P 500 Index Fund/US	1,088,294
42,120	iShares S&P 500 Value Index Fund	2,435,800
3,920	iShares S&P MidCap 400 Growth Index Fund†	387,022
5,130	iShares S&P MidCap 400/BARRA Value Index Fund†	389,777
2,720	iShares S&P SmallCap 600 Value Index Fund†	189,747
2,520	iShares S&P SmallCap 600/BARRA Growth Index Fund†	187,664
	Total Exchange Traded Funds	$22,852,307

	Investment Funds — 4.4%
647,881	Invesco Liquid Assets Portfolio**	647,881
371,364	Touchstone Institutional Money Market Fund^	371,364
	Total Investment Funds	$1,019,245

	Total Investment Securities — 103.0% (Cost $22,205,090)	$23,871,552

	Liabilities in Excess of Other Assets — (3.0%)	(702,579)

	Net Assets — 100.0%	$23,168,973

†	All or a portion of the security is on loan. The total value of the securites on loan as of December 31, 2011 was $629,605.

**	Represents collateral for securities loaned.

^	Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4 in Notes to Financial Statements.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$22,852,307	$—	$—	$22,852,307
Investment Funds	1,019,245	—	—	1,019,245
				$23,871,552

See accompanying notes to financial statements.

48

Portfolio of Investments

Touchstone Enhanced ETF Fund – December 31, 2011

Shares		Market Value

	Exchange Traded Funds — 98.9%
22,760	iShares Barclays Aggregate Bond Fund	$2,509,290
6,490	iShares MSCI EAFE Index Fund	321,450
38,150	iShares S&P 500 Growth Index Fund	2,572,073
5,910	iShares S&P 500 Value Index Fund	341,775
25,620	iShares S&P MidCap 400 Growth Index Fund†	2,529,462
4,520	iShares S&P MidCap 400/BARRA Value Index Fund†	343,430
4,800	iShares S&P SmallCap 600 Value Index Fund†	334,848
33,950	iShares S&P SmallCap 600/BARRA Growth Index Fund†	2,528,256
	Total Exchange Traded Funds	$11,480,584

	Investment Funds — 20.3%
2,172,955	Invesco Liquid Assets Portfolio**	2,172,955
190,683	Touchstone Institutional Money Market Fund^	190,683
	Total Investment Funds	$2,363,638

	Total Investment Securities — 119.2% (Cost $13,216,355)	$13,844,222

	Liabilities in Excess of Other Assets — (19.2%)	(2,230,981)

	Net Assets — 100.0%	$11,613,241

†	All or a portion of the security is on loan. The total value of the securites on loan as of December 31, 2011 was $2,111,141.

**	Represents collateral for securities loaned.

^	Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4 in Notes to Financial Statements.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$11,480,584	$—	$—	$11,480,584
Investment Funds	2,363,638	—	—	2,363,638
				$13,844,222

49

Portfolio of Investments

Touchstone Moderate ETF Fund – December 31, 2011

Shares		Market Value

	Exchange Traded Funds — 98.7%
178,960	iShares Barclays Aggregate Bond Fund	$19,730,340
88,900	iShares MSCI EAFE Index Fund	4,403,217
93,300	iShares S&P 500 Growth Index Fund	6,290,286
20,340	iShares S&P 500 Index Fund/US	2,562,026
139,300	iShares S&P 500 Value Index Fund†	8,055,719
11,990	iShares S&P MidCap 400 Growth IndexFund†	1,183,773
15,540	iShares S&P MidCap 400/BARRA Value Index Fund†	1,180,729
11,560	iShares S&P SmallCap 600 Value Index Fund†	806,426
5,000	iShares S&P SmallCap 600/BARRAGrowth Index Fund†	372,350
	Total Exchange Traded Funds	$44,584,866

	Investment Funds — 6.0%
1,997,884	Invesco Liquid Assets Portfolio**	1,997,884
726,842	Touchstone Institutional Money Market Fund^	726,842
	Total Investment Funds	$2,724,726

	Total Investment Securities — 104.7% (Cost $43,481,681)	$47,309,592

	Liabilities in Excess of Other Assets — (4.7%)	(2,144,725)

	Net Assets — 100.0%	$45,164,867

†	All or a portion of the security is on loan. The total value of the securities on loan as of December 31, 2011 was $1,945,027.

**	Represents collateral for securities loaned.

^	Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4 in Notes to Financial Statements.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$44,584,866	$—	$—	$44,584,866
Investment Funds	2,724,726	—	—	2,724,726
				$47,309,592

See accompanying notes to financial statements.

50

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Statements of Assets and Liabilities

December 31, 2011

	Touchstone Baron Small Cap Growth Fund	Touchstone Core Bond Fund	Touchstone High Yield Fund	Touchstone Large Cap Core Equity Fund

Assets
Investments, at cost	$13,078,815	$53,955,247	$26,788,933	$27,736,238
Affiliated securities, at market value	$995,365	$1,017,462	$263,209	$460,371
Non-affiliated securities, at market value	20,172,276	53,286,364	26,496,061	32,507,591
Investments, at value (A)	$21,167,641	$54,303,826	$26,759,270	$32,967,962
Cash	—	—	5,986	—
Dividends and interest receivable	12,222	404,712	488,653	62,385
Receivable for capital shares sold	—	14,056	96,511	—
Receivable for investments sold	—	—	—	—
Securities lending income receivable	7,195	59	81	72
Receivable from Investment Advisor	—	—	—	—
Tax reclaim receivable	—	—	—	—
Other assets	—	—	—	—
Total Assets	21,187,058	54,722,653	27,350,501	33,030,419

Liabilities
Bank overdrafts	—	2,527	—	—
Dividends payable	—	—	—	—
Payable for return of collateral for securities on loan	1,353,441	47,266	86,937	475,187
Payable for capital shares redeemed	22,505	68,009	299	3,734
Payable for investments purchased	14,266	—	—	—
Payable to Investment Advisor	17,496	25,566	11,322	17,902
Payable to other affiliates	23,642	36,291	32,195	33,321
Payable to Trustees	4,124	4,074	4,056	4,089
Payable for professional services	16,808	17,927	17,710	17,272
Other accrued expenses and liabilities	1,599	12,135	6,986	2,136
Total Liabilities	1,453,881	213,795	159,505	553,641

Net Assets	$19,733,177	$54,508,858	$27,190,996	$32,476,778

Net assets consist of:
Paid-in capital	$8,430,948	$51,038,013	$26,899,931	$43,178,462
Accumulated net investment income (loss)	—	1,616,864	2,077,668	521,791
Accumulated net realized gains (losses) on investments and foreign currency	3,213,403	1,505,402	(1,756,940)	(16,455,199)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	8,088,826	348,579	(29,663)	5,231,724
Net assets applicable to shares outstanding	$19,733,177	$54,508,858	$27,190,996	$32,476,778

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,124,448	4,916,730	3,581,204	3,550,960
Net asset value, offering price and redemption price per share	$17.55	$11.09	$7.59	$9.15

(A) Includes market value of securities on loan of:	$1,326,521	$46,041	$84,685	$465,229

See accompanying notes to financial statements.

52

Statements of Assets and Liabilities (Continued)

Touchstone Mid Cap Growth Fund	Touchstone Money Market Fund	Touchstone Third Avenue Value Fund	Touchstone Aggressive ETF Fund	Touchstone Conservative ETF Fund	Touchstone Enhanced ETF Fund	Touchstone Moderate ETF Fund

$20,070,115	$50,577,947	$30,960,827	$19,538,966	$22,205,090	$13,216,355	$43,481,681
$—	$—	$1,377,156	$355,850	$371,364	$190,683	$726,842
20,262,735	50,577,947	34,209,388	19,634,627	23,500,188	13,653,539	46,582,750
$20,262,735	$50,577,947	$35,586,544	$19,990,477	$23,871,552	$13,844,222	$47,309,592
—	9,075	—	84	22	49	83
13,356	137,699	20,555	1,056	4,517	668	5,111
—	—	1,265	—	—	—	1,139
277,678	—	—	—	—	—	88,550
220	—	1,451	704	1,313	1,628	1,373
—	35,457	—	—	—	—	—
357	—	21	—	—	—	3,428
—	2	—	—	—	—	—
20,554,346	50,760,180	35,609,836	19,992,321	23,877,404	13,846,567	47,409,276

18,776	—	—	—	—	—	—
—	48	—	—	—	—	—
—	—	2,730,035	1,942,905	647,881	2,172,955	1,997,884
5,763	145,878	8,889	2,528	3,554	12,889	1,701
—	—	—	88,697	—	—	154,491
13,161	—	45,000	15,091	10,918	22,124	15,293
17,634	58,023	40,694	8,895	23,890	3,865	51,105
4,078	4,256	4,122	4,062	4,043	4,039	4,123
17,552	18,085	17,441	17,308	17,481	17,208	18,164
3,218	5,856	2,295	3,057	664	246	1,648
80,182	232,146	2,848,476	2,082,543	708,431	2,233,326	2,244,409

$20,474,164	$50,528,034	$32,761,360	$17,909,778	$23,168,973	$11,613,241	$45,164,867

$22,564,853	$50,528,972	$37,042,840	$18,313,695	$21,726,479	$20,535,346	$47,023,132
—	(48)	(1,586,412)	253,424	398,219	83,581	826,859

(2,283,309)	(890)	(7,320,783)	(1,108,852)	(622,187)	(9,633,553)	(6,513,462)

192,620	—	4,625,715	451,511	1,666,462	627,867	3,828,338
$20,474,164	$50,528,034	$32,761,360	$17,909,778	$23,168,973	$11,613,241	$45,164,867

1,729,846	50,518,407	2,246,577	1,778,601	1,968,189	1,519,701	3,776,813
$11.84	$1.00	$14.58	$10.07	$11.77	$7.64	$11.96

$—	$—	$2,685,086	$1,888,132	$629,605	$2,111,141	$1,945,027

53

Statements of Operations

For the Year Ended December 31, 2011

	Touchstone Baron Small Cap Growth Fund	Touchstone Core Bond Fund	Touchstone High Yield Fund	Touchstone Large Cap Core Equity Fund
Investment Income
Dividends from affiliated securities	$1,401	$5,492	$696	$1,041
Dividends from non-affiliated securities(A)	139,295	16,239	19,233	928,267
Interest	—	1,968,344	2,372,410	1
Income from securities loaned	27,640	322	1,459	924
Total Investment Income	168,336	1,990,397	2,393,798	930,233

Expenses
Investment advisory fees	233,925	258,937	149,585	264,528
Administration fees	44,557	94,160	59,835	81,394
Compliance fees and expenses	1,851	1,851	1,851	1,851
Custody fees	1,208	565	1,672	2,006
Professional fees	18,600	21,730	20,668	20,822
Transfer Agent fees	124	182	113	143
Reports to Shareholders	1,046	1,925	1,502	1,836
Shareholder servicing fees	51,172	29,138	59,646	77,124
Trustee fees	8,340	8,294	8,273	8,310
Other expenses	2,630	21,509	9,737	2,180
Total Expenses	363,453	438,291	312,882	460,194
Fees waived by the Administrator	(18,309)	—	—	(53,498)
Expenses reimbursed by the Investment Advisor	—	—	—	—
Net Expenses	345,144	438,291	312,882	406,696

Net Investment Income (Loss)	(176,808)	1,552,106	2,080,916	523,537

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	3,619,009	1,837,506	1,669,862	2,253,119
Net realized loss on foreign currency	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	(2,689,719)	283,443	(2,092,332)	(2,788,218)
Net change in unrealized depreciation on foreign currency transactions	—	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments	929,290	2,120,949	(422,470)	(535,099)

Change in Net Assets Resulting from Operations	$752,482	$3,673,055	$1,658,446	$(11,562)

(A) Net of foreign tax withholding of:	$83	$—	$—	$325

See accompanying notes to financial statements.

54

Statements of Operations (Continued)

Touchstone Mid Cap Growth Fund	Touchstone Money Market Fund	Touchstone Third Avenue Value Fund	Touchstone Aggressive ETF Fund	Touchstone Conservative ETF Fund	Touchstone Enhanced ETF Fund	Touchstone Moderate ETF Fund
$976	$—	$4,002	$373	$511	$258	$1,067
145,024	—	717,386	378,071	565,547	177,503	1,194,439
—	204,819	—	—	—	—	—
3,325	—	25,335	7,125	17,488	6,703	14,849
149,325	204,819	746,723	385,569	583,546	184,464	1,210,355

191,646	100,106	354,627	68,613	92,924	52,560	195,366
50,657	111,222	88,657	34,307	46,463	26,280	97,788
1,851	1,851	1,851	1,851	1,851	1,851	1,851
439	538	5,660	3,348	292	172	570
20,622	21,404	21,234	18,893	19,395	18,560	21,677
2,926	120	113	45	48	45	3,178
2,989	1,538	4	—	1,153	6,170	2,038
35,437	138,965	106,276	42,822	58,054	32,814	112,306
8,295	8,478	8,295	8,276	8,258	8,251	8,347
3,393	9,871	932	693	828	416	1,564
318,255	394,093	587,649	178,848	229,266	147,119	444,685
(8,783)	(111,222)	(69,550)	(34,307)	(46,463)	(26,280)	(78,137)
—	(83,660)	—	(15,923)	(8,560)	(22,336)	—
309,472	199,211	518,099	128,618	174,243	98,503	366,548

(160,147)	5,608	228,624	256,951	409,303	85,961	843,807

2,990,749	(590)	4,422,511	2,466,584	1,215,892	464,463	443,087
—	—	(163)	—	—	—	—
(5,540,489)	—	(11,061,955)	(2,413,231)	(819,585)	(1,060,650)	(273,558)
—	—	(99)	—	—	—	(15)

(2,549,740)	(590)	(6,639,706)	53,353	396,307	(596,187)	169,514

$(2,709,887)	$5,018	$(6,411,082)	$310,304	$805,610	$(510,226)	$1,013,321

$183	$—	$41,800	$—	$—	$—	$—

55

Statements of Changes in Net Assets

	Touchstone Baron Small Cap Growth Fund		Touchstone Core Bond Fund		Touchstone High Yield Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
From Operations
Net investment income (loss)	$(176,808)	$(90,744)	$1,552,106	$1,404,021	$2,080,916	$2,424,034
Net realized gain (loss) on investments	3,619,009	1,680,660	1,837,506	988,660	1,669,862	1,040,770
Net change in unrealized appreciation (depreciation) on investments	(2,689,719)	3,268,043	283,443	507,158	(2,092,332)	286,665
Change in Net Assets from Operations	752,482	4,857,959	3,673,055	2,899,839	1,658,446	3,751,469

Distributions to Shareholders from:
Net investment income	—	—	(1,448,950)	(1,536,204)	(2,427,279)	(2,820,992)
Net realized gains	—	—	(1,158,170)	—	—	—
Total Distributions	—	—	(2,607,120)	(1,536,204)	(2,427,279	(2,820,992)

Share Transactions
Proceeds from shares sold	5,503,958	6,898,480	20,953,054	2,781,682	8,370,162	14,265,059
Reinvestment of distributions	—	—	2,607,120	1,536,204	2,427,279	2,820,992
Cost of shares redeemed	(11,104,063)	(7,505,095)	(10,525,655)	(3,859,410)	(15,389,451)	(20,502,641)
Change in Net Assets from Share Transactions	(5,600,105)	(606,615)	13,034,519	458,476	(4,592,010)	(3,416,590)

Total Increase (Decrease) in Net Assets	(4,847,623)	4,251,344	14,100,454	1,822,111	(5,360,843)	(2,486,113)

Net Assets
Beginning of period	24,580,800	20,329,456	40,408,404	38,586,293	32,551,839	35,037,952
End of period	$19,733,177	$24,580,800	$54,508,858	$40,408,404	$27,190,996	$32,551,839

Accumulated Net Investment Income	$—	$233	$1,616,864	$1,446,554	$2,077,668	$2,424,031

See accompanying notes to financial statements.

56

Statements of Changes in Net Assets (Continued)

Touchstone Large Cap Core Equity Fund		Touchstone Mid Cap Growth Fund
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

$523,537	$569,187	$(160,147)	$81,009
2,253,119	(259,145)	2,990,749	859,058
(2,788,218)	5,424,768	(5,540,489)	3,995,232
(11,562)	5,734,810	(2,709,887)	4,935,299

(570,931)	(751,349)	(72,756)	(57,209)
—	—	—	—
(570,931)	(751,349)	(72,756)	(57,209)

6,604,252	7,653,481	3,010,829	4,650,939
570,931	751,349	72,756	57,209
(17,236,172)	(33,584,365)	(7,839,994)	(7,094,405)
(10,060,989)	(25,179,535)	(4,756,409)	(2,386,257)

(10,643,482)	(20,196,074)	(7,539,052)	2,491,833

43,120,260	63,316,334	28,013,216	25,521,383
$$32,476,778	$43,120,260	$20,474,164	$28,013,216

$$521,791	$569,185	$—	$79,095

57

Statements of Changes in Net Assets (Continued)

	Touchstone Money Market Fund		Touchstone Third Avenue Value Fund		Touchstone Aggressive ETF Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
From Operations
Net investment income	$5,608	$12,539	$228,624	$473,782	$256,951	$256,237
Net realized gain (loss) on investments and foreign currency transactions	(590)	103,132	4,422,348	1,606,252	2,466,584	(1,177,745)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	—	—	(11,062,054)	7,070,880	(2,413,231)	3,088,862
Change in Net Assets from Operations	5,018	115,671	(6,411,082)	9,150,914	310,304	2,167,354

Distributions to Shareholders from:
Net investment income	(5,608)	(12,539)	(840,849)	(3,062,305)	(254,769)	(296,598)
Net realized gains	(1,524)	(101,798)	—	—	—	—
Total Distributions	(7,132)	(114,337)	(840,849)	(3,062,305)	(254,769)	(296,598)

Share Transactions
Proceeds from shares sold	60,271,112	67,206,700	1,227,361	3,705,779	4,349,511	5,613,221
Reinvestment of distributions	2,409	112,446	840,849	3,062,305	254,769	296,598
Cost of shares redeemed	(66,774,904)	(90,037,627)	(14,632,572)	(13,783,736)	(6,091,501)	(5,908,851)
Change in Net Assets from Share Transactions	(6,501,383)	(22,718,481)	(12,564,362)	(7,015,652)	(1,487,221)	968

Total Increase (Decrease) in Net Assets	(6,503,497)	(22,717,147)	(19,816,293)	(927,043)	(1,431,686)	1,871,724

Net Assets
Beginning of period	57,031,531	79,748,678	52,577,653	53,504,696	19,341,464	17,469,740
End of period	$50,528,034	$57,031,531	$32,761,360	$52,577,653	$17,909,778	$19,341,464

Accumulated Net Investment Income (Loss)	$(48)	$—	$(1,586,412)	$(1,688,330)	$253,424	$254,243

58

Statements of Changes in Net Assets (Continued)

Touchstone Conservative ETF Fund		Touchstone Enhanced ETF Fund		Touchstone Moderate ETF Fund
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
$409,303	$446,425	$85,961	$103,471	$843,807	$938,251
1,215,892	24,956	464,463	460,542	443,087	(2,034,807)
(819,585)	1,431,467	(1,060,650)	846,656	(273,573)	6,712,775
805,610	1,902,848	(510,226)	1,410,669	1,013,321	5,616,219

(441,810)	(504,733)	(103,610)	(269,871)	(928,782)	(1,128,367)
—	—	—	—	—	—
(441,810)	(504,733)	(103,610)	(269,871)	(928,782)	(1,128,367)

4,130,005	2,651,876	624,805	415,122	2,533,306	6,181,277
441,810	504,733	103,610	269,871	928,782	1,128,367
(4,832,382)	(4,115,008)	(2,806,805)	(4,923,695)	(11,873,326)	(10,810,218)
(260,567)	(958,399)	(2,078,390)	(4,238,702)	(8,411,238)	(3,500,574)

103,233	439,716	(2,692,226)	(3,097,904)	(8,326,699)	987,278

23,065,740	22,626,024	14,305,467	17,403,371	53,491,566	52,504,288
$23,168,973	$23,065,740	$11,613,241	$14,305,467	$45,164,867	$53,491,566

$398,219	$439,879	$83,581	$101,821	$826,859	$926,794

59

Financial Highlights

Touchstone Baron Small Cap Growth Fund

Selected Data for a Share Outstanding

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$16.74	$13.40	$10.08	$20.52	$22.86
Income (loss) from investment operations:
Net investment loss	(0.15)	(0.06)	(0.08)	(0.07)	(0.16)
Net realized and unrealized gains (losses) on investments	0.96	3.40	3.40	(7.11)	0.87
Total from investment operations	0.81	3.34	3.32	(7.18)	0.71
Distributions from:
Realized capital gains	—	—	—	(3.26)	(3.05)
Net asset value at end of period	$17.55	$16.74	$13.40	$10.08	$20.52
Total return(A)	4.84%	24.93%	32.94%	(33.64%)	2.76%
Ratios and supplemental data:
Net assets at end of period (000's)	$19,733	$24,581	$20,329	$14,243	$26,216
Ratio to average net assets:
Net expenses	1.55%	1.55%	1.55%	1.55%	1.49%
Gross expenses	1.63%	1.62%	1.81%	1.84%	1.49%
Net investment loss	(0.79%)	(0.43%)	(0.81%)	(0.51%)	(0.71%)
Portfolio turnover rate	15%	18%	9%	7%	19%

Touchstone Core Bond Fund

Selected Data for a Share Outstanding

Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.73	$10.37	$9.49	$10.33	$10.24
Income (loss) from investment operations:
Net investment income	0.37	(B)	0.38	0.39	0.54	0.46
Net realized and unrealized gains (losses) on investments	0.53	0.40	1.02	(0.88)	0.10
Total from investment operations	0.90	0.78	1.41	(0.34)	0.56
Distributions from:
Net investment income	(0.30)	(0.42)	(0.48)	(0.50)	(0.47)
Realized capital gains	(0.24)	—	(0.05)	—	—
Total distributions	(0.54)	(0.42)	(0.53)	(0.50)	(0.47)
Net asset value at end of period	$11.09	$10.73	$10.37	$9.49	$10.33
Total return(A)	8.45%	7.57%	14.90%	(3.26%)	5.45%
Ratios and supplemental data:
Net assets at end of period (000's)	$54,509	$40,408	$38,586	$35,435	$39,647
Ratio to average net assets:
Net expenses	0.93%	0.91%	1.00%	1.00%	0.75%
Gross expenses	0.93%	0.91%	1.02%	1.03%	0.96%
Net investment income	3.29%	3.50%	3.67%	4.75%	4.67%
Portfolio turnover rate	419%	487%	422%	171%	283%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the return would be lower.

(B)	The net investment income per share is based on average shares outstanding for the period.

See accompanying notes to financial statements.

60

Financial Highlights (Continued)

Touchstone High Yield Fund

Selected Data for a Share Outstanding

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$7.86	$7.64	$5.52	$7.94	$8.54
Income (loss) from investment operations:
Net investment income	0.74	0.72	0.67	0.21	0.87
Net realized and unrealized gains (losses) on investments	(0.26)	0.25	1.92	(2.14)	(0.72)
Total from investment operations	0.48	0.97	2.59	(1.93)	0.15
Distributions from:
Net investment income	(0.75)	(0.75)	(0.47)	(0.49)	(0.75)
Net asset value at end of period	$7.59	$7.86	$7.64	$5.52	$7.94
Total return(A)	6.08%	12.65%	46.90%	(24.31%)	1.78%
Ratios and supplemental data:
Net assets at end of period (000's)	$27,191	$32,552	$35,038	$29,081	$27,918
Ratio to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	0.80%
Gross expenses	1.05%	1.05%	1.05%	1.15%	0.94%
Net investment income	6.96%	7.57%	8.72%	8.01%	6.88%
Portfolio turnover rate	55%	56%	61%	52%	62%

Touchstone Large Cap Core Equity Fund

Selected Data for a Share Outstanding

	Year Ended December 31,
	2011		2010	2009	2008	2007
Net asset value at beginning of period	$9.04		$8.20	$6.69	$11.22	$10.99
Income (loss) from investment operations:
Net investment income (loss)	0.12	(B)	0.18	0.09	(0.05)	0.24
Net realized and unrealized gains (losses) on investments	0.15	(C)	0.82	1.52	(3.92)	0.35
Total from investment operations	0.27		1.00	1.61	(3.97)	0.59
Distributions from:
Net investment income	(0.16)		(0.16)	(0.10)	(0.07)	(0.25)
Realized capital gains	—		—	—	(0.49)	(0.11)
Total distributions	(0.16)		(0.16)	(0.10)	(0.56)	(0.36)
Net asset value at end of period	$9.15		$9.04	$8.20	$6.69	$11.22
Total return(A)	3.02%		12.20%	24.06%	(35.20%)	5.32%
Ratios and supplemental data:
Net assets at end of period (000's)	$32,477		$43,120	$63,316	$49,265	$25,362
Ratio to average net assets:
Net expenses	1.00%		1.00%	1.00%	1.00%	0.75%
Gross expenses	1.13%		1.04%	1.06%	1.10%	1.10%
Net investment income (loss)	1.29%		1.07%	1.40%	(1.42%)	1.91%
Portfolio turnover rate	33%		33%	38%	81%	124%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the return would be lower.

(B)	The net investment income per share is based on average shares outstanding for the period.

(C)	The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.

See accompanying notes to financial statements.

61

Financial Highlights (Continued)

Touchstone Mid Cap Growth Fund

Selected Data for a Share Outstanding

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$13.40	$11.04	$7.95	$18.55	$19.38
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	0.04	0.03	0.02	(0.05)
Net realized and unrealized gains (losses) on investments	(1.43)	2.35	3.07	(7.54)	2.85
Total from investment operations	(1.52)	2.39	3.10	(7.52)	2.80
Distributions from:
Net investment income	(0.04)	(0.03)	(0.01)	—	—
Realized capital gains	—	—	—	(3.08)	(3.63)
Total distributions	(0.04)	(0.03)	(0.01)	(3.08)	(3.63)
Net asset value at end of period	$11.84	$13.40	$11.04	$7.95	$18.55
Total return(A)	(11.33%)	21.63%	38.99%	(39.70%)	14.43%
Ratios and supplemental data:
Net assets at end of period (000's)	$20,474	$28,013	$25,521	$20,713	$46,356
Ratio to average net assets:
Net expenses	1.22%	1.17%	1.16%	1.16%	1.15%
Gross expenses	1.25%	1.27%	1.40%	1.36%	1.17%
Net investment income (loss)	(0.63%)	0.31%	0.26%	0.06%	(0.29%)
Portfolio turnover rate	141%	60%	71%	73%	83%

Touchstone Money Market Fund

Selected Data for a Share Outstanding

	Year Ended December 31,
	2011		2010		2009		2008	2007
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations:
Net investment income	—	(B)	—	(B)	0.01		0.03	0.05
Net realized gains on investments	—	(B)	—	(B)	—	(B)	—	—
Total from investment operations	—	(B)	—	(B)	0.01		0.03	0.05
Distributions from:
Net investment income	—	(B)	—	(B)	(0.01)		(0.03)	(0.05)
Realized capital gains	—	(B)	—	(B)	—		—	—
Total distributions	—	(B)	—	(B)	(0.01)		(0.03)	(0.05)
Net asset value at end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total return(A)	0.02%		0.19%		0.88%		2.99%	5.17%
Ratios and supplemental data:
Net assets at end of period (000's)	$50,528		$57,032		$79,749		$52,790	$44,988
Ratio to average net assets:
Net expenses	0.36%		0.53%		0.71	%(C)	0.65%	0.28%
Gross expenses	0.71%		0.65%		0.72%		0.65%	0.47%
Net investment income	0.01%		0.02%		0.80%		2.94%	5.06%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the return would be lower.

(B)	Less than $0.005 per share.

(C)	Absent money market insurance, the ratio of net expenses to average net assets would have been 0.67%.

See accompanying notes to financial statements.

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Financial Highlights (Continued)

Touchstone Third Avenue Value Fund

Selected Data for a Share Outstanding

Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value at beginning of period	$17.67	$15.61	$12.93	$26.70	$29.24
Income (loss) from investment operations:
Net investment income	0.09	(A)	0.25	0.26	0.23	0.30
Net realized and unrealized gains (losses) on investments	(2.80)	2.90	3.78	(10.68)	(0.79)
Total from investment operations	(2.71)	3.15	4.04	(10.45)	(0.49)
Distributions from:
Net investment income	(0.38)	(1.09)	(0.29)	(0.31)	(0.20)
Realized capital gains	—	—	(1.07)	(3.01)	(1.85)
Total distributions	(0.38)	(1.09)	(1.36)	(3.32)	(2.05)
Net asset value at end of period	$14.58	$17.67	$15.61	$12.93	$26.70
Total return(B)	(15.31%)	20.20%	31.39%	(38.50%)	(1.79%)
Ratios and supplemental data:
Net assets at end of period (000's)	$32,761	$52,578	$53,505	$58,109	$120,717
Ratio to average net assets:
Net expenses	1.17%	1.17%	1.13%	1.06%	1.05%
Gross expenses	1.32%	1.87	%(C)	1.34%	1.34%	1.07%
Net investment income	0.52%	0.93%	1.17%	1.08%	1.03%
Portfolio turnover rate	4%	10%	4%	12%	18%

(A)	The net investment income per share is based on average shares outstanding for the period.

(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the return would be lower.

(C)	Absent PFIC Tax expenses, the ratio of gross expenses to average net assets would have been 1.37%.

See accompanying notes to financial statements.

63

Financial Highlights (Continued)

Touchstone Aggressive ETF Fund

Selected Data for a Share Outstanding

	Year Ended December 31,
	2011		2010	2009	2008	2007
Net asset value at beginning of period	$10.22		$9.17	$7.80	$12.70	$12.65
Income (loss) from investment operations:
Net investment income (loss)	0.16		0.14	(0.09)	0.26	0.40
Net realized and unrealized gains (losses) on investments	(0.16	)(A)	1.07	1.78	(4.00)	0.25
Total from investment operations	—		1.21	1.69	(3.74)	0.65
Distributions from:
Net investment income	(0.15)		(0.16)	(0.20)	(0.25)	(0.22)
Realized capital gains	—		—	(0.12)	(0.91)	(0.38)
Total distributions	(0.15)		(0.16)	(0.32)	(1.16)	(0.60)
Net asset value at end of period	$10.07		$10.22	$9.17	$7.80	$12.70
Total return(B)	(0.05%)		13.19%	21.72%	(29.12%)	5.12%
Ratios and supplemental data:
Net assets at end of period (000's)	$17,910		$19,341	$17,470	$7,361	$12,610
Ratio to average net assets:
Net expenses	0.75%		0.75%	0.75%	0.75%	0.50%
Gross expenses	1.04%		1.07%	1.21%	1.25%	0.90%
Net investment income (loss)	1.50%		1.54%	(2.18%)	2.15%	1.86%
Portfolio turnover rate	40%		44%	45%	20%	39%

Touchstone Conservative ETF Fund

Selected Data for a Share Outstanding

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.60	$10.90	$10.17	$11.92	$11.50
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.24	(0.04)	0.53	0.35
Net realized and unrealized gains (losses) on investments	0.18	0.72	1.24	(1.67)	0.31
Total from investment operations	0.40	0.96	1.20	(1.14)	0.66
Distributions from:
Net investment income	(0.23)	(0.26)	(0.36)	(0.34)	(0.20)
Realized capital gains	—	—	(0.11)	(0.27)	(0.04)
Total distributions	(0.23)	(0.26)	(0.47)	(0.61)	(0.24)
Net asset value at end of period	$11.77	$11.60	$10.90	$10.17	$11.92
Total return(B)	3.44%	8.81%	11.79%	(9.49%)	5.76%
Ratios and supplemental data:
Net assets at end of period (000's)	$23,169	$23,066	$22,626	$10,835	$16,197
Ratio to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.50%
Gross expenses	0.99%	1.00%	1.10%	1.14%	0.91%
Net investment income (loss)	1.76%	1.95%	(2.61%)	3.10%	3.24%
Portfolio turnover rate	28%	21%	40%	39%	23%

(A)	The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.

(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the return would be lower.

See accompanying notes to financial statements.

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Financial Highlights (Continued)

Touchstone Enhanced ETF Fund

Selected Data for a Share Outstanding

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.03	$7.34	$6.19	$13.88	$13.73
Income (loss) from investment operations:
Net investment income	0.07	0.09	0.17	0.13	0.21
Net realized and unrealized gains (losses) on investments	(0.39)	0.75	1.20	(4.69)	0.35
Total from investment operations	(0.32)	0.84	1.37	(4.56)	0.56
Distributions from:
Net investment income	(0.07)	(0.15)	(0.22)	(0.15)	(0.17)
Realized capital gains	—	—	—	(2.98)	(0.24)
Total distributions	(0.07)	(0.15)	(0.22)	(3.13)	(0.41)
Net asset value at end of period	$7.64	$8.03	$7.34	$6.19	$13.88
Total return(A)	(4.01%)	11.50%	22.17%	(31.40%)	4.03%
Ratios and supplemental data:
Net assets at end of period (000's)	$11,613	$14,305	$17,403	$19,557	$39,526
Ratio to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.50%
Gross expenses	1.12%	1.07%	1.14%	1.06%	0.75%
Net investment income	0.65%	0.68%	1.50%	1.54%	1.13%
Portfolio turnover rate	101%	121%	75%	78%	88%

Touchstone Moderate ETF Fund

Selected Data for a Share Outstanding

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.99	$11.01	$9.67	$12.60	$12.21
Income (loss) from investment operations:
Net investment income	0.21	0.23	0.19	0.17	0.33
Net realized and unrealized gains (losses) on investments	0.01	1.01	1.50	(2.74)	0.31
Total from investment operations	0.22	1.24	1.69	(2.57)	0.64
Distributions from:
Net investment income	(0.25)	(0.26)	(0.35)	(0.21)	(0.16)
Realized capital gains	—	—	—	(0.15)	(0.09)
Total distributions	(0.25)	(0.26)	(0.35)	(0.36)	(0.25)
Net asset value at end of period	$11.96	$11.99	$11.01	$9.67	$12.60
Total return(A)	1.84%	11.25%	17.44%	(20.34%)	5.24%
Ratios and supplemental data:
Net assets at end of period (000's)	$45,165	$53,492	$52,504	$33,476	$29,017
Ratio to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.50%
Gross expenses	0.91%	0.89%	0.92%	0.94%	0.77%
Net investment income	1.73%	1.79%	2.37%	2.85%	2.59%
Portfolio turnover rate	17%	19%	24%	29%	12%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the return would be lower.

See accompanying notes to financial statements.

65

Notes to Financial Statements

December 31, 2011

1. Organization

The Touchstone Variable Series Trust (the “Trust”) is registered under the Investment Company Act of 1940 (the“1940 Act”), as amended, as an open-end management investment company, and was organized as a Massachusetts business trust on February 7, 1994. The Trust consists of the following eleven funds, individually, a “Fund,” and collectively, the “Funds”:

Touchstone Baron Small Cap Growth Fund (“Baron Small Cap Growth Fund”)

Touchstone Core Bond Fund (“Core Bond Fund”)
Touchstone High Yield Fund (“High Yield Fund”)

Touchstone Large Cap Core Equity Fund (“Large Cap Core Equity Fund”)

Touchstone Mid Cap Growth Fund (“Mid Cap Growth Fund”)

Touchstone Money Market Fund (“Money Market Fund”)

Touchstone Third Avenue Value Fund (“Third Avenue Value Fund”)

Touchstone Aggressive ETF Fund (“Aggressive ETF Fund”)

Touchstone Conservative ETF Fund (“Conservative ETF Fund”)

Touchstone Enhanced ETF Fund (“Enhanced ETF Fund”)

Touchstone Moderate ETF Fund (“Moderate ETF Fund”)

Each Fund (except theThird Avenue Value Fund) is an open-end, diversified, management investment company. The Third Avenue Value Fund is an open-end, non-diversified, management investment company.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. Shares of beneficial interest of each Fund are available as a funding vehicle for the separate accounts of life insurance companies issuing variable annuity and variable life insurance policies. As of December 31, 2011, outstanding shares were issued to separate accounts of Western-Southern Life Assurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, and Columbus Life Insurance Company, which are all part of The Western & Southern Financial Group (“Western-Southern”), and the majority of the outstanding shares of theTrust were collectively owned by affiliates of Western-Southern and certain supplemental executive retirement plans sponsored by Western-Southern and its affiliates.

All Funds offer a single class of shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Security valuation and fair value measurements — All investments in securities are recorded at their estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost,

66

Notes to Financial Statements (Continued)

in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Transfers in and out of the levels are recognized at the value at the end of the period. During the period ended December 31, 2011, there were no significant transfers between Levels 1, 2 and 3.

The aggregate value by input level, as of December 31, 2011, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by credit quality, sector and security type.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price, and to the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Debt securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value, and are categorized in Level 2. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees and are categorized in Level 3. Shares of open end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds and are categorized in Level 1. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value.

Certain Funds invest in securities of other investment companies, including exchange traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses,including operating, registration, trustee, licensing and marketing, as well as their share of the Fund’s fees and expenses.

A Significant Event may relate to a single issuer or to an entire market sector. If the Advisor or Sub-Advisor of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the

67

Notes to Financial Statements (Continued)

time at which the Fund calculates its net asset value, it may request that a Fair Value Committee Meeting be called. In addition, the Funds’ Administrator or Sub-Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates its net asset value. If price movements in a monitored index or security exceed levels established by the Advisor, the Sub-Administrator notifies the Advisor or Sub-Advisor for any Fund holding the relevant securities that such limits have been exceeded. In such event, the Advisor makes the determination whether a Fair Value Committee meeting should be called based on the information provided. These securities are categorized in Level 2.

New accounting pronouncements — In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in accounting principles generally accepted the United States of America (“ U.S. GAAP”) and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

Delayed delivery transactions — The Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Funds will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining net asset value.The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Funds have sold a security on a delayed delivery basis, the Funds do not participate in future gains and losses with respect to the security.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	fair value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

68

Notes to Financial Statements (Continued)

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Forward foreign currency contracts — A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the Fund’s initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the period ended December 31, 2011, the Funds used forward foreign currency contracts to enhance potential gains, hedge against anticipated currency exchange rates, maintain diversity and liquidity of the portfolio and adjust exposure to foreign currencies.

As of December 31, 2011, there were no open forward foreign currency contracts.

Portfolio securities loaned — Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian in an amount at least equal to the market value of the loaned securities. The cash collateral is reinvested by the Funds’ custodian into an approved investment vehicle.

As of December 31, 2011, the following Funds loaned securities and received collateral as follows:

Fund	Fair Value of Securities Loaned	Value of Collateral Received
Baron Small Cap Growth Fund	$1,326,521	$1,353,441
Core Bond Fund	46,041	47,266
High Yield Fund	84,685	86,937
Large Cap Core Equity Fund	465,229	475,187
Third Avenue Value Fund	2,685,086	2,730,035
Aggressive ETF Fund	1,888,132	1,942,905
Conservative ETF Fund	629,605	647,881
Enhanced ETF Fund	2,111,141	2,172,955
Moderate ETF Fund	1,945,027	1,997,884

All collateral received as cash is received, held and administered by the Funds’ custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loaned securities are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest.

69

Notes to Financial Statements (Continued)

Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan is recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Share valuation — The net asset value per share is calculated daily by dividing the total value of a Fund’s assets, less liabilities, by its number of outstanding shares.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted.

Distributions to shareholders — Each Fund, except the Money Market Fund, declares and distributes net investment income, if any, annually as a dividend to shareholders. The Money Market Fund declares dividends daily and distributes dividends monthly. Any realized capital gains on sales of securities for each Fund, net of applicable capital loss carryforwards, are distributed to shareholders at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date, which may cause the net asset value (“NAV”) as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the period ended December 31, 2011:

	Baron Small Cap Growth Fund	Core Bond Fund	High Yield Fund
Purchases of investment securities	$3,277,769	$13,093,454	$16,159,731
Proceeds from sales and maturities	$8,709,931	$34,835,109	$20,922,012

	Large Cap Core Equity Fund	Mid Cap Growth Fund	Third Avenue Value Fund
Purchases of investment securities	$13,436,534	$35,279,890	$1,667,039
Proceeds from sales and maturities	$22,615,639	$40,024,133	$12,817,756

	Aggressive ETF Fund	Conservative ETF Fund	Enhanced ETF Fund	Moderate ETF Fund
Purchases of investment securities	$6,978,558	$6,459,400	$13,228,235	$8,464,128
Proceeds from sales and maturities	$8,529,356	$6,861,701	$15,356,573	$16,966,415

4. Transactions with Affiliates and Other Related Parties

Certain officers of theTrust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.) and/or BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”) the Sub-Administrator

70

Notes to Financial Statements (Continued)

and Transfer Agent to the Funds. The Advisor and Underwriter are each wholly owned, indirect subsidiaries of The Western and Southern Life Insurance Company (“Western-Southern”).

MANAGEMENT & EXPENSE LIMITATIONS AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as shown in the table below.

Baron Small Cap Growth Fund	1.05%
Core Bond Fund	0.55% on the first $100 million
0.50% of the next $100 million
0.45% of the next $100 million
0.40% of such assets in excess of $300 million
High Yield Fund	0.50% on the first $100 million
0.45% of the next $100 million
0.40% of the next $100 million
0.35% of such assets in excess of $300 million
Large Cap Core Equity Fund	0.65% on the first $100 million
0.60% of the next $100 million
0.55% of the next $100 million
0.50% of such assets in excess of $300 million
Mid Cap Growth Fund*	0.75% on the first $500 million
0.70% of the next $500 million
0.65% of such assets in excess of $1 billion
Money Market Fund	0.18%
Third Avenue Value Fund	0.80% on the first $100 million
0.75% of the next $100 million
0.70% of the next $100 million
0.65% of such assets in excess of $300 million
Aggressive ETF Fund	0.40% on the first $50 million
Conservative ETF Fund	0.38% of the next $50 million
Enhanced ETF Fund	0.36% of such assets in excess of $100 million
Moderate ETF Fund

* Prior to March 1, 2011, the fee for the Mid Cap Growth Fund was 0.80%.

The Advisor has entered into investment sub-advisory agreements with the following parties:

BAMCO, Inc	Todd/Verdus Asset Management, LLC
Baron Small Cap Growth Fund	Large Cap Core Equity Fund
Aggressive ETF Fund
Fort Washington Investment Advisors, Inc.*	Conservative ETF Fund
Core Bond Fund	Enhanced ETF Fund
High Yield Fund	Moderate ETF Fund
Money Market Fund

Third Avenue Management, LLC	Westfield Capital Management Company, L.P.
Third Avenue Value Fund	Mid Cap Growth Fund**

* Affiliate of the Advisor and Western-Southern

** Effective February 23, 2011, TCW Investment Management Company was removed as sub-advisor of the Mid Cap Growth Fund.

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

71

Notes to Financial Statements (Continued)

The Advisor entered into an Expense Limitation Agreement to contractually limit operating expenses of the Funds. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees, administration fees and reimburse expenses in order to maintain expense limitations for the Funds as follows:

Fund
Baron Small Cap Growth Fund	1.55%
Core Bond Fund	1.00%
High Yield Fund	1.05%
Large Cap Core Equity Fund	1.00%
Mid Cap Growth Fund*	1.26%
Money Market Fund	0.75%
Third Avenue Value Fund	1.17%
Aggressive ETF Fund	0.75%
Conservative ETF Fund	0.75%
Enhanced ETF Fund	0.75%
Moderate ETF Fund	0.75%

* Prior to March 1, 2011, the amount for the Mid Cap Growth Fund was 1.17%.

These fee waivers and expense limitations will remain in effect until at least April 29, 2012.

During the period ended December 31, 2011, the Advisor waived investment advisory fees and administration fees and/or reimbursed expenses of the Funds as follows:

Fund	Shareholder Servicing Fees Waived	Administration Fees Waived
Baron Small Cap Growth Fund	$—	$18,309
Large Cap Core Equity Fund	—	53,498
Mid Cap Growth Fund	—	8,783
Money Market Fund	83,660	111,222
Third Avenue Value Fund	—	69,550
Aggressive ETF Fund	15,923	34,307
Conservative ETF Fund	8,560	46,463
Enhanced ETF Fund	22,336	26,280
Moderate ETF Fund	—	78,137

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, materials for meetings of the Board of Trustees, calculating the daily net asset value per share and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the Trust’s aggregate net assets up to $1 billion, 0.16% of the next $1 billion of aggregate net assets and 0.12% on assets in excess of $2 billion.

Effective November 5, 2011, the Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust. Prior to November 5,2011, JPMorgan Chase Bank, N.A. (“JPMorgan”) served as the Sub-Administrator and was compensated directly by the Advisor, not the Trust.

72

Notes to Financial Statements (Continued)

TRANSFER AGENT AGREEMENT

Effective December 5, 2011, under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processed purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

Prior to December 5, 2011, under the terms of the Transfer Agent Agreement between the Trust and JPMorgan, JPMorgan maintained the records of each shareholder’s account, answered shareholders’ inquiries concerning their accounts, processed purchases and redemptions of each Fund’s shares, acted as dividend and distribution disbursing agent and performed other shareholder service functions. For these services, JPMorgan received a monthly fee per shareholder account from each Fund. In addition, each Fund paid out-of-pocket expenses incurred by JPMorgan, including, but not limited to, postage and supplies.

PLANS OF DISTRIBUTION

The Trust entered into a Shareholder Servicing Plan for each Fund of the Trust which provides for a fee of 0.25% of average daily net assets attributable to such shares.

UNDERWRITING AGREEMENT

The Underwriter acts as exclusive agent for the distribution of the Funds’ shares. The Underwriter receives no compensation under this agreement.

AFFILIATED INVESTMENTS

Each Fund, except the Money Market Fund, may invest in the Touchstone Institutional Money Market Fund, a series of Touchstone Investment Trust, subject to compliance with several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund’s investment, as applicable, in the Touchstone Institutional Money Market Fund for the period ended December 31, 2011, is as follows:

	Share Activity
	Balance 12/31/10	Purchases	Sales	Balance 12/31/11	Dividends	Value 12/31/11
Baron Small Cap Growth Fund	1,443,090	7,643,921	(8,091,646)	995,365	$1,401	$995,365
Core Bond Fund	2,705,440	89,977,152	(91,665,130)	1,017,462	5,492	1,017,462
High Yield Fund	416,239	15,284,238	(15,437,268)	263,209	696	263,209
Large Cap Core Equity Fund	629,519	13,489,341	(13,658,489)	460,371	1,041	460,371
Mid Cap Growth Fund	552,764	13,385,883	(13,938,647)	—	976	—
Third Avenue Value Fund	3,177,555	11,372,419	(13,172,818)	1,377,156	4,002	1,377,156
Aggressive ETF Fund	173,668	6,905,390	(6,723,208)	355,850	373	355,850
Conservative ETF Fund	255,117	7,431,639	(7,315,392)	371,364	511	371,364
Enhanced ETF Fund	165,474	2,922,810	(2,897,601)	190,683	258	190,683
Moderate ETF Fund	683,798	11,427,931	(11,376,165)	726,842	1,067	726,842

73

Notes to Financial Statements (Continued)

5. Capital Share Transactions

Capital share transactions for the Money Market Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets.

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Baron Small Cap Growth Fund		Core Bond Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares issued	318,816	475,375	1,849,688	258,185
Shares reinvested	—	—	233,202	143,704
Shares redeemed	(662,862)	(524,328)	(932,251)	(356,746)
Change in shares outstanding	(344,046)	(48,953)	1,150,639	45,143
Shares outstanding, beginning of period	1,468,494	1,517,447	3,766,091	3,720,948
Shares outstanding, end of period	1,124,448	1,468,494	4,916,730	3,766,091

	High Yield Fund		Large Cap Core Equity Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares issued	1,024,340	1,785,565	706,102	909,725
Shares reinvested	320,222	359,362	62,125	83,206
Shares redeemed	(1,903,922)	(2,590,912)	(1,987,578)	(3,944,970)
Change in shares outstanding	(559,360)	(445,985)	(1,219,351)	(2,952,039)
Shares outstanding, beginning of period	4,140,564	4,586,549	4,770,311	7,722,350
Shares outstanding, end of period	3,581,204	4,140,564	3,550,960	4,770,311

	Mid Cap Growth Fund		Third Avenue Value Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares issued	223,176	393,136	74,258	229,281
Shares reinvested	6,130	4,257	57,711	173,403
Shares redeemed	(589,486)	(618,451)	(860,686)	(854,423)
Change in shares outstanding	(360,180)	(221,058)	(728,717)	(451,739)
Shares outstanding, beginning of period	2,090,026	2,311,084	2,975,294	3,427,033
Shares outstanding, end of period	1,729,846	2,090,026	2,246,577	2,975,294

74

Notes to Financial Statements (Continued)

	Aggressive ETF Fund		Conservative ETF Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares issued	433,536	580,451	349,551	237,540
Shares reinvested	25,225	29,050	37,473	43,624
Shares redeemed	(572,953)	(621,706)	(407,926)	(367,446)
Change in shares outstanding	(114,192)	(12,205)	(20,902)	(86,282)
Shares outstanding, beginning of period	1,892,793	1,904,998	1,989,091	2,075,373
Shares outstanding, end of period	1,778,601	1,892,793	1,968,189	1,989,091

	Enhanced ETF Fund		Moderated ETF Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares issued	77,804	55,768	207,738	545,358
Shares reinvested	13,491	33,608	77,463	94,266
Shares redeemed	(353,337)	(678,122)	(969,088)	(949,208)
Change in shares outstanding	(262,042)	(588,746)	(683,887)	(309,584)
Shares outstanding, beginning of period	1,781,743	2,370,489	4,460,700	4,770,284
Shares outstanding, end of period	1,519,701	1,781,743	3,776,813	4,460,700

6. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

The tax character of distributions paid for the years ended December 31, 2011 and December 31, 2010 was as follows:

	Baron Small Cap Growth Fund		Core Bond Fund		High Yield Fund		Large Cap Core Equity Fund
	2011	2010	2011	2010	2011	2010	2011	2010
From ordinary income	$—	$—	$2,148,434	$1,536,204	$2,427,279	$2,820,992	$570,931	$751,349
From long-term capital gains	—	—	458,686	—	—	—	—	—

	Mid Cap Growth Fund		Money Markey Fund		Third Avenue Value Fund
	2011	2010	2011	2010	2011	2010
From ordinary income	$72,756	$57,209	$7,132	$114,337	$840,849	$3,062,305
From long-term capital gains	—	—	—	—	—	—
	$72,756	$57,209	$7,132	$114,337	$840,849	$3,062,305

75

Notes to Financial Statements (Continued)

	Aggressive ETF Fund		Conservative ETF Fund		Enhanced ETF Fund		Moderate ETF Fund
	2011	2010	2011	2010	2011	2010	2011	2010
From ordinary income	$254,769	$296,598	$441,810	$504,733	$103,610	$269,871	$928,782	$1,128,367
From long-term captial gains	—	—	—	—	—	—	—	—
	$254,769	$296,598	$441,810	$504,733	$103,610	$269,871	$928,782	$1,128,367

The following information is computed on a tax basis for each item as of December 31, 2011:

	Baron Small Cap Growth Fund	Core Bond Fund	High Yield Fund	Large Cap Core Equity Fund
Tax cost of portfolio investments	$13,078,815	$53,960,749	$26,789,736	$29,713,648
Gross unrealized appreciation	8,342,428	1,533,807	710,126	5,954,043
Gross unrealized depreciation	(253,602)	(1,190,730)	(740,592)	(2,699,729)
Net unrealized appreciation (depreciation)	8,088,826	343,077	(30,466)	3,254,314
Accumulated capital and other losses	—	—	(1,750,878)	(14,432,854)
Post-October and Qualified Late-Year losses	(28,279)	—	(6,062)	(44,935)
Undistributed ordinary income	—	2,812,521	2,078,471	521,791
Undistributed capital gains	3,241,682	315,247	—	—
Accumulated earnings (deficit)	$11,302,229	$3,470,845	$291,065	$(10,701,684)

	Mid Cap Growth Fund	Money Market Fund	Third Avenue Value Fund
Tax cost of portfolio investments	$20,234,076	$50,577,947	$32,344,606
Gross unrealized appreciation	1,396,100	—	8,423,121
Gross unrealized depreciation	(1,367,441)	—	(5,181,183)
Net unrealized appreciation	28,659	—	3,241,938
Net unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	—	—	(2)
Accumulated capital and other losses	(1,565,491)	—	(7,320,783)
Post-October and Qualified Late-Year losses	(553,857)	(890)	(202,633)
Undistributed ordinary income	—	—	—
Accumulated earnings	$(2,090,689)	$(890)	$(4,281,480)

	Aggressive ETF Fund	Conservative ETF Fund	Enhanced ETF Fund	Moderate ETF Fund
Tax cost of portfolio investments	$20,368,281	$23,210,274	$13,289,175	$46,946,366
Gross unrealized appreciation	765,250	1,713,436	988,432	3,949,387
Gross unrealized depreciation	(1,143,054)	(1,052,158)	(433,385)	(3,586,161)
Net Unrealized appreciation	(377,804)	661,278	555,047	363,226
Net unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	—	—	—	427
Accumulated capital and other losses	(279,537)	—	(8,851,263)	(3,048,777)
Post-October and Qualified Late-Year losses	—	—	(709,470)	—
Undistributed ordinary income	253,424	398,219	83,581	826,859
Undistributed long-term capital gains	—	382,997	—	—
Accumulated earnings (deficit)	$(403,917)	$1,442,494	$(8,922,105)	$(1,858,265)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales loss deferrals, investments in passive foreign investment companies and preferred securities.

76

Notes to Financial Statements (Continued)

To the extent that the Funds’ net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Funds not to distribute such gains.The Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) became effective for the Funds on January 1, 2011. The Act modernizes several of the federal income and exise tax provisions related to RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term (“Post-Enactment”). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character (“Pre-Enactment”). Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s Pre-Enactment capital loss carryovers may expire without being utilized due to the fact that Post-Enactment capital losses get utilized before Pre-Enactment capital loss carryovers. As of December 31, 2011 the Funds had no Post-Enactment capital loss carryforwards.

As of December 31, 2011, the Funds had the following Pre-Enactment capital loss carryforwards for federal income tax purposes:

	2015	2016	2017	2018	Total
High Yield Fund	$—	$—	$1,750,878	$—	$1,750,878
Large Cap Core Equity Fund	1,418,883	2,591,468	7,960,612	2,461,891	14,432,854
Mid Cap Growth Fund	—	—	1,565,491	—	1,565,491
Third Avenue Value Fund	—	—	7,320,783	—	7,320,783
Aggressive ETF Fund	—	—	—	279,537	279,537
Enhanced ETF Fund	—	1,859,064	6,992,199	—	8,851,263
Moderate ETF Fund	—	—	1,836,354	1,212,423	3,048,777

During the year ended December 31, 2011, the following Funds utilized capital loss carryforwards:

Fund	Amount
Baron Small Cap Growth Fund	$405,606
High Yield Fund	1,565,305
Large Cap Core Equity Fund	699,499
Mid Cap Growth Fund	3,272,680
Third Avenue Value Fund	4,295,471
Aggressive ETF Fund	1,492,946
Conservative ETF Fund	376,189
Enhanced ETF Fund	763,657
Moderate ETF Fund	141,529

From November 1, 2011 to December 31, 2011, the Funds shown below incurred the following net losses (“Post-October and Qualified Late Year losses”). The Funds intend to elect to defer these losses and treat them as arising on January 1, 2012:

Fund	Amount
Baron Small Cap Growth Fund	$28,279
High Yield Fund	6,062
Mid Cap Growth Fund	553,857
Large Cap Core Equity Fund	44,935
Money Market Fund	890
Third Avenue Value Fund	202,634
Enhanced ETF Fund	709,470

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis. The following reclassifications which are primarily attributed to the tax treatment of net investment loss, overdistributions, redesignation of dividends paid, foreign currency gain/loss, paydown gain/loss on mortgage

77

Notes to Financial Statements (Continued)

backed and asset backed securities, real estate investment trusts and Passive Foreign Investment Companies have been made to the following Funds for the period ended December 31, 2011:

Fund	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)	Paid-In Capital
Baron Small Cap Growth Fund	$176,575	$—	$(176,575)
Core Bond Fund	67,154	(67,154)	—
Mid Cap Growth Fund	153,808	3,145	(156,953)
Money Market Fund	(48)	48	—
Third Avenue Value Fund	714,143	(126,877)	(587,266)
Aggressive ETF Fund	(3,001)	2,998	3
Conservative ETF Fund	(9,153)	9,152	1
Enhanced ETF Fund	(591)	586	5
Moderate ETF Fund	(14,960)	14,960	—

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2008 through 2011) and have concluded that no provision for income tax is required in their financial statements.

7. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. Risks Associated with Foreign Investments

Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

9. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

78

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Variable Series Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Variable Series Trust, comprised of the Baron Small Cap Growth Fund, Core Bond Fund, Mid Cap Growth Fund, High Yield Fund, Large Cap Core Equity Fund, Money Market Fund, Third Avenue Value Fund, Aggressive ETF Fund, Conservative ETF Fund, Enhanced ETF Fund, and Moderate ETF Fund (the “Funds”), as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Touchstone Variable Series Trust at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 23, 2012

79

Other Items (Unaudited)

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended December 31, 2011 qualify for the corporate dividends received deduction:

Touchstone Large Cap Core Equity Fund	100%
Touchstone Mid Cap Growth Fund	100%
Touchstone Third Avenue Value Fund	100%
Touchstone Aggressive ETF Fund	100%
Touchstone Conservative ETF Fund	100%
Touchstone Enhanced ETF Fund	100%
Touchstone Moderate ETF Fund	100%

For the fiscal year ended December 31, 2011, the Baron Small Cap Growth Fund, the Core Bond Fund and the Conservative ETF Fund designate as long-term capital gains $3,241,682, $458,686 and $382,997, respectively.

Proxy Voting Guidelines

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve-month period ended June 30, 2011 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2011” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate

80

Other Items (Continued)

the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Net Expense Ratio Annualized December 31, 2011	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Six Months Ended December 31, 2011*
Touchstone Baron Small Cap Growth Fund
Actual	1.55%	$1,000.00	$948.60	$7.61
Hypothetical	1.55%	$1,000.00	$1,017.39	$7.88

Touchstone Core Bond Fund
Actual	0.92%	$1,000.00	$1,054.00	$4.76
Hypothetical	0.92%	$1,000.00	$1,020.57	$4.69

Touchstone High Yield Fund
Actual	1.04%	$1,000.00	$1,015.60	$5.28
Hypothetical	1.04%	$1,000.00	$1,019.96	$5.30

Touchstone Large Cap Core Equity Fund
Actual	1.00%	$1,000.00	$961.10	$4.94
Hypothetical	1.00%	$1,000.00	$1,020.16	$5.09

Touchstone Mid Cap Growth Fund
Actual	1.22%	$1,000.00	$818.90	$5.59
Hypothetical	1.22%	$1,000.00	$1,019.06	$6.21

Touchstone Money Market Fund
Actual	0.31%	$1,000.00	$1,000.10	$1.56
Hypothetical	0.31%	$1,000.00	$1,023.64	$1.58

Touchstone Third Avenue Value Fund
Actual	1.17%	$1,000.00	$814.20	$5.35
Hypothetical	1.17%	$1,000.00	$1,019.31	$5.96

Touchstone Aggressive ETF Fund
Actual	0.75%	$1,000.00	$952.90	$3.69
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82

Touchstone Conservative ETF Fund
Actual	0.75%	$1,000.00	$1,002.40	$3.79
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82

Touchstone Enhanced ETF Fund
Actual	0.75%	$1,000.00	$911.10	$3.61
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82

Touchstone Moderate ETF Fund
Actual	0.75%	$1,000.00	$976.80	$3.74
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or 366]] (to reflect one-half year period).

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Other Items (Continued)

Advisory Agreement Approval Disclosure

At a meeting held on November 17, 2011, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Variable Series Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of each Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisors’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement.The IndependentTrustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.

In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.

The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, including those that were affiliates of the Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts regular on-site compliance visits with each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s). The Board noted that the Advisor’s compliance monitoring processes also include quarterly reviews of compliance reports, and that any issues arising from such reports and the Advisor’s compliance visits to the Sub-Advisors are reported to the Board.

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Other Items (Continued)

The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor’s Compensation and Profitability.The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisor to certain of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor waived a portion of the fees of certain Funds. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide a high level of services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board considered that the Funds’ distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds. The Board also considered that affiliates of the Advisor may benefit from certain indirect tax benefits, including those relating to dividend received deductions.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month and thirty-six-month periods ended June 30, 2011 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

The Board also considered the effect of each Fund’s growth and size on its performance and expenses.

The Board noted that the Advisor had waived a portion of the fees of certain Funds in order to reduce those Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Baron Small Cap Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses.The Fund’s performance for the six- and thirty-six-month periods ended June 30, 2011 was in the 2nd quintile of the Fund’s peer group, and the Fund’s performance for the twelve-month period ended June 30, 2011 was in the 4th quintile. The Board noted management’s explanation for the Fund’s short-term underperformance. Based upon their review,

83

Other Items (Continued)

the Trustees concluded that the Fund’s overall performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Touchstone Core Bond Fund. The Fund’s advisory fee and total expense ratio were at the median of its peer group. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six-month period ended June 30, 2011 was in the 3rd quintile of the Fund’s peer group, and the Fund’s performance for the twelve- and thirty-six-month periods ended June 30, 2011 was in the 2nd quintile. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Touchstone High Yield Fund. The Fund’s advisory fee and total expense ratio were below the median and at the median, respectively, of its peer group. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six- and thirty-six-month periods ended June 30, 2011 was in the 3rd quintile of the Fund’s peer group, and the Fund’s performance for the twelve-month period ended June 30, 2011 was in the 4th quintile. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor.

Touchstone Large Cap Core Equity Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six-month period ended June 30, 2011 was in the 1st quintile of the Fund’s peer group, and the Fund’s performance for the twelve- and thirty-six-month periods ended June 30, 2011 was in the 3rd quintile. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor.

Touchstone Mid Cap Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers) were at the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Board also noted the recent addition of breakpoints to the Fund’s advisory fees, as well as the recent change in the Fund’s sub-advisory arrangements. The Fund’s performance for the six- and twelve-month periods ended June 30, 2011 was in the 3rd quintile of the Fund’s peer group, and the Fund’s performance for the thirty-six-month period ended June 30, 2011 was in the 4th quintile. The Board noted management’s explanation for the Fund’s underperformance and management’s continued monitoring of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s performance was being addressed and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Touchstone Money Market Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended June 30, 2011 was in the 1st quintile of the Fund’s peer group. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Touchstone Third Avenue Value Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Board took into account management’s discussion of the Fund’s

84

Other Items (Continued)

expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six- and thirty-six-month periods ended June 30, 2011 was in the 5th quintile of the Fund’s peer group, and the Fund’s performance for the twelve-month period ended June 30, 2011 was in the 4th quintile. The Board noted management’s explanation for the Fund’s underperformance and management’s continued monitoring of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s performance was being addressed and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Touchstone Conservative ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers) were above the median and at the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six-month period ended June 30, 2011 was in the 4th quintile of the Fund’s peer group, the Fund’s performance for the twelve-month period ended June 30, 2011 was in the 5th quintile, and the Fund’s performance for the thirty-six-month period ended June 30, 2011 was in the 3rd quintile. The Board noted management’s discussion of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor.

Touchstone Moderate ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six-month period ended June 30, 2011 was in the 3rd quintile of the Fund’s peer group, the Fund’s performance for the twelve-month period ended June 30, 2011 was in the 4th quintile, and the Fund’s performance for the thirty-six-month period ended June 30, 2011 was in the 2nd quintile. The Board noted management’s discussion of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor.

Touchstone Aggressive ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six-month period ended June 30, 2011 was in the 3rd quintile of the Fund’s peer group, the Fund’s performance for the twelve-month period ended June 30, 2011 was in the 4th quintile, and the Fund’s performance for the thirty-six-month period ended June 30, 2011 was in the 2nd quintile. The Board noted management’s discussion of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor.

Touchstone Enhanced ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended June 30, 2011 was in the 5th quintile of the Fund’s peer group. The Board noted management’s explanation for the Fund’s underperformance and management’s continued monitoring of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s performance was being addressed and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

85

Other Items (Continued)

Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for some of the Funds contain breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the respective Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory fee schedules. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of each Fund that currently did not have such breakpoints was not appropriate at that time. The Board also noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.

Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices or, as discussed above, is being addressed; and (d) each Fund’s advisory fee is reasonable relative to those of similar funds and the services to be provided by the Advisor. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with other advisers; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of the Sub-Advisor to certain of the Funds with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor’s brokerage practices.

Sub-Advisor’s Compensation. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertakings of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated

86

Other Items (Continued)

Sub-Advisors, are negotiated at arm’s length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for some of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by the Sub-Advisor to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arm’s length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:

Touchstone Baron Small Cap Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Core Bond Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone High Yield Fund. The Fund’s sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Large Cap Core Equity Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor.

Touchstone Mid Cap Growth Fund. The Fund’s sub-advisory fees were at the median of its peer group. The Board took into account the recent addition of breakpoints in the sub-advisory fee for the Fund. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Money Market Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor.

Touchstone Third Avenue Value Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Conservative ETF Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Moderate ETF Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

87

Other Items (Continued)

Touchstone Aggressive ETF Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Enhanced ETF Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor.

As noted above, the Board considered each Fund’s performance during the six-month, twelve-month and thirty-six-month periods ended June 30, 2011 as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board was mindful of the Advisor’s focus on each Sub-Advisor’s performance and the Advisor’s ways of addressing underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices or, as discussed above, is being addressed; (d) each Fund’s advisory fees are reasonable relative to those of similar funds and the services to be provided by the Advisor and the Sub-Advisor; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment objectives of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each Fund was in the best interests of the Fund and its shareholders.

88

Management of the Trust (Unaudited)

Listed below is basic information regarding theTrustees and principal officers of theTrust.TheTrust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

Interested Trustees[1]:
Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held[4]
Jill T. McGruder Touchstone Advisors, Inc 303 Broadway Cincinnati, OH Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	43

Director of LaRosa’s (a restaurant chain), Capital Analysts Incorporated (an investment advisor and broker-dealer), IFS Financial Services, Inc. (a holding company), Integrity and National Integrity Life Insurance Co., Touchstone Securities (the Trust’s distributor), Touchstone Advisors (the Trust’s investment advisor and administrator) and W&S Financial Group Distributors (a distribution company).

Independent Trustees:
Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	43

Director of Cincinnati Bell (a communications company), Bethesda Inc. (a hospital), Timken Co. (a manufacturing company), Diebold (a technology solutions company), and Ohio Business Alliance for Higher Education. Director of Duke Energy

from 1994-2008.

H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1989	Principal of HJL Enterprises (a privately held investment company).	43	None

89

Management of the Trust (Continued)

Independent Trustees (Continued):
Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held[4]
Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2005	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2002-2008	43	None
John P. Zanotti c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1948	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2002	CEO, Chairman and Director of Avaton, Inc. (a wireless entertainment company) until 2006. President of Cincinnati Biomedical (a life science and economic development company) from 2003-2007. Chairman of Integrated Media Technologies (a media company)	43	Director of Q Med (a health care management company) from 2004- 2007
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2009	Trustee of Episcopal Retirement Homes Foundation	43	Trustee of Gateway Trust from 2006-2008, Trustee of Cincinnati Parks Foundation (a charitable organization).

[1]	Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

[3]	The Touchstone Fund Complex consists of 11 variable annuity series of the Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 4 series of Touchstone Strategic Trust, and 20 series of Touchstone Funds Group Trust.

[4]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust.

90

Management of the Trust (Continued)

Principal Officers[1]:
Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2004; President from 2000-2002	See biography above.	43	See biography above.
Brian E. Hirsch Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1956	Vice President	Until resignation, removal or disqualification Vice President since 2003	Senior Vice President of Compliance and Fund Administration of IFS Financial Services, Inc.	43	None
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007-2008; Executive Vice President of Pioneer Investment Management, Chief Marketing Officer 2002-2007.	43	None
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Vice President of Investment Research; Principal of Klein Decisions	43	None
Joseph Melcher Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1973	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2010	Vice President of Compliance of IFS Financial Services (a holding company); Assistant Vice President of Compliance of IFS Financial Services 2005-2010.	43	None
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller since 2000 Treasurer since 2003	Chief Financial Officer and Senior Vice President of IFS Financial Services, Inc.	43	None

91

Management of the Trust (Continued)

Principal Officers[1] (Continued):
Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held
Elizabeth R. Freeman BNY Mellon 201 Washington Street Boston, MA Year of Birth: 1962	Secretary	Until resignation, removal or disqualification. Secretary since 2011	Managing Diretor and Senior Counsel at BNY Mellon Investment Servicing (US) Inc.	43	None

[1]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Tax-Free Trust.

[2]	The Touchstone Fund Complex consists of 11 variable annuity series of the Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 4 series of Touchstone Strategic Trust, and 20 series of Touchstone Funds Group Trust.

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PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* Capital Analysts Incorporated and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

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TSF-1006-TVST-AR-1112

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Donald Siekmann is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Variable Series Trust totaled $143,000 and $141,800 in fiscal 2011 and 2010, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-SAR.

Audit-Related Fees

(b)	Audit-related fees totaled $7,150 and $0 in fiscal 2011 and 2010, respectively, relating to conversion testing from the Trust’s former fund accountant and transfer agent (JP Morgan) to the Trust’s current fund accountant and transfer agent (BNY Mellon).

Tax Fees

(c)	Fees for tax compliance services totaled $29,500 and $40,500 in fiscal 2011 and 2010, respectively.

All Other Fees

(d)	There were no other fees for the December 31, 2011 or December 31, 2010 fiscal years.

Audit Committee Pre-Approval Policies.

(e)(1)	The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.
(e)(2)	All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.
(f)	Not applicable
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $61,300 for 2011 and $70,500 for 2010.
(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Touchstone Variable Series Trust

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date   2/29/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date   2/29/12

By (Signature and Title)*	/s/ Terrie Wiedenheft
Terrie Wiedenheft, Controller and Treasurer
(principal financial officer)

Date   2/29/12

* Print the name and title of each signing officer under his or her signature.